UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

Sonder Holdings Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee previously paid with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)1) and 0-11.

SONDER HOLDINGS INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 6, 2025

September 25, 2025
Dear Stockholder:
Please join us for the annual meeting of stockholders (including any postponements, adjournments, or continuations thereof, the “Annual Meeting”) of Sonder Holdings Inc. (the “Company”) to be held on Thursday, November 6, 2025 at 11:00 a.m., Eastern Time. The Annual Meeting will be a completely “virtual meeting” of stockholders. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/SOND2025 and entering the 16‐digit control number included in our notice of Internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials.
The Annual Meeting is being held for the following purposes:
1.To elect the nominees for Class I director named in the proxy statement accompanying this Notice of Annual Meeting of Stockholders (the “Proxy Statement”) to serve until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified (“Proposal No. 1”);

2.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal No. 2”);

3.To approve, for purposes of complying with Nasdaq Listing Rules 5635(b) and (d), the issuance of shares of our common stock issuable upon the exercise of the Warrants (as defined in the accompanying Proxy Statement) (“Proposal No. 3” or, the “Nasdaq Proposal”);

4.To approve an amendment to the Company’s amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”), to increase the Company’s authorized shares of capital stock from 462,921,255 shares to 487,921,255 shares, consisting of (a) 237,921,255 shares of general common stock, including (i) 235,921,255 shares of common stock and (ii) 2,000,000 shares of special voting common stock, and (b) 250,000,000 shares of preferred stock, par value $0.0001 per share (the “preferred stock”) (“Proposal No. 4” or, the “Share Increase Amendment Proposal”);

5.To consider and vote upon a proposal (“Proposal No. 5” or, the “Adjournment Proposal”) to approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal or the Share Increase Amendment Proposal; and

6.To conduct any other business properly brought before the Annual Meeting.
These items of business are more fully described in the Proxy Statement.
The record date for the Annual Meeting is Monday, September 8, 2025 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the Annual Meeting or any adjournment thereof.

In the event of a change in the time, date or location of the Annual Meeting, we will make an announcement, issue a press release or post information on the Investor Relations section of our website at www.sonder.com to notify stockholders, as appropriate. Information on or accessible through our website is not incorporated by reference in the Proxy Statement.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on
November 6, 2025 at 11:00 a.m. Eastern Time

The Notice of 2025 Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2024 are available at www.proxyvote.com.

The Annual Meeting will be conducted virtually via live audio webcast. You will be able to attend the annual meeting virtually by visiting www.virtualshareholdermeeting.com/SOND2025 and entering the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials

By Order of the Board of Directors

Vanessa E. Barmack
General Counsel and Secretary
San Francisco, CA

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING, WHICH WILL BE HELD VIRTUALLY VIA THE INTERNET. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT TO US. PLEASE VOTE AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. YOU MAY VOTE YOUR SHARES BY TELEPHONE OR OVER THE INTERNET AS INSTRUCTED IN THESE MATERIALS. IF YOU RECEIVED A PROXY CARD OR VOTING INSTRUCTION CARD BY MAIL, YOU MAY SUBMIT YOUR PROXY CARD OR VOTING INSTRUCTION CARD BY COMPLETING, SIGNING, DATING AND MAILING YOUR PROXY CARD OR VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST USE THE CONTROL NUMBER INCLUDED ON YOUR NOTICE OF INTERNET AVAILABILITY OR YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

SONDER HOLDINGS INC.
PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

Sonder Holdings Inc.
447 Sutter Street Suite 405 #542
San Francisco, CA 94108

PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I being provided with these materials?
This proxy statement (this “Proxy Statement”) is first being sent or given to stockholders on or about September 25, 2025 in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Sonder Holdings Inc., a Delaware corporation, of proxies to be voted at our Annual Meeting of Stockholders scheduled to be held virtually on November 6, 2025 at 11:00 a.m. (Eastern Time) (including any postponements, adjournments, or continuations thereof, the “Annual Meeting”).
The Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access this Proxy Statement, the accompanying notice of annual meeting and form of proxy, and our annual report, is first being sent or given on or about on or about September 25, 2025 to all stockholders of record as of September 8, 2025 (the “Record Date”). The proxy materials and our annual report can be accessed as of September 25, 2025 by visiting www.proxyvote.com.
The Annual Meeting will be a completely “virtual” meeting of stockholders. You are invited to attend the Annual Meeting online, vote electronically, and submit your questions during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/SOND2025. You will need the 16‐digit control number provided on your Notice of Internet Availability or proxy card (if applicable).
Who is Sonder Holdings Inc.?
Sonder is a leading global brand of premium, design-forward apartments and intimate boutique hotels serving the modern traveler. Launched in 2014, Sonder offers inspiring, thoughtfully designed accommodations and innovative, tech-enabled service combined into one seamless experience. Sonder properties are found in prime locations in 41 cities, spanning nine countries, and three continents. The Sonder app gives guests full control over their stay. Complete with self-service features, simple check-in and 24/7 on-the-ground support, amenities and services at Sonder are just a tap away, making a world of better stays open to all. In August 2024, we announced a strategic licensing agreement with Marriott International, Inc. (“Marriott”) and completed the full integration with Marriott’s digital channels and platform in the second quarter of 2025.
On January 18, 2022, the Company consummated a business combination with Sonder Operating Inc. f/k/a Sonder Holdings Inc. (“Legacy Sonder”), a privately held operating company (the “Business Combination”).
In this Proxy Statement, unless the context requires otherwise, references to “Sonder,” the “Company,” “we,” “us,” and “our,” and similar references refer to Sonder Holdings Inc. and its wholly owned subsidiaries following the Business Combination and to Legacy Sonder prior to the Business Combination.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to “Notice and Access” rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending the Notice of Internet Availability to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability free of charge or request to receive a printed set of the proxy materials for the Annual Meeting. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials.
We provided some of our stockholders, including stockholders who have previously asked to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of the Notice of Internet Availability. If you received paper copies of the proxy materials, we encourage you to help us save money and reduce the environmental impact of delivering paper proxy materials to stockholders by signing up to receive all of your future proxy materials electronically.
We expect that this Proxy Statement and the other proxy materials will be available to stockholders on or about September 25, 2025.
What does it mean if I receive more than one Notice of Internet Availability?
If you receive more than one Notice of Internet Availability, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice of Internet Availability to ensure that all of your shares are voted.
How do I attend the Annual Meeting?
Stockholders as of the Record Date are invited to participate in the completely virtual Annual Meeting which will be conducted via live webcast. You are entitled to participate in the Annual Meeting only if you were a Sonder stockholder of record as of the close of business on the Record Date, if a control number was included on your Notice of Internet Availability or proxy card, or if you hold a valid proxy for the Annual Meeting.
You will be able to participate in and to vote your shares online at the Annual Meeting by visiting www.virtualshareholdermeeting.com/SOND2025. To participate in the Annual Meeting, you will need the 16-digit control number included on the Notice of Internet Availability, on your proxy card or in the instructions that accompanied your proxy materials. The Annual Meeting webcast will begin promptly at 11:00 a.m. (Eastern Time). Online access and check-in will begin at 10:45 a.m. (Eastern Time), and you should allow sufficient time for the online check-in procedures.
We are holding the Annual Meeting online and providing internet voting to provide expanded access and to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your voting instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
Will I be able to participate in the virtual Annual Meeting on the same basis I would be able to participate in a live annual meeting?
The online meeting format for our Annual Meeting will enable full and equal participation by all our stockholders from any place in the world at little to no cost. We designed the format of our virtual Annual Meeting to ensure that our stockholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools.

What can I do if I need technical assistance during the Annual Meeting?
If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting log-in page.
Who can vote at the Annual Meeting?
Only stockholders of record of our common stock, par value $0.0001 per share, special voting common stock, par value $0.0001 per share (collectively, the “common stock”), and shares of our Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were (i) 13,308,481 shares of common stock, including 550,938 shares of special voting common stock, and (ii) 59,690,000 shares of Series A Preferred Stock issued and outstanding and entitled to vote at the Annual Meeting (after taking into account applicable beneficial ownership limitations as described below). You have one vote for each share of common stock held by you as of the Record Date. The holders of Series A Preferred Stock are entitled to vote on all matters submitted to the stockholders for a vote together with the holders of the common stock as a single class, on an as-converted basis with a number of votes per share equal to (x) the Liquidation Preference (as defined in the Amended Certificate of Designation (as defined below)) on your shares of Series A Preferred Stock held by you as of the Record Date, plus an amount equal to all accumulated and unpaid dividends on such shares (including dividends accrued and unpaid on previously unpaid dividends), divided by (y) $1.47 (as adjusted for any stock dividends, splits, combinations or other similar events on the common stock or the Series A Preferred Stock). As of the Record Date, each holder of Series A Preferred Stock is entitled to approximately 0.7 votes for each share of Series A Preferred Stock they hold as of the Record Date, subject to any beneficial ownership limitation, which only allows such holder to vote a number of shares of common stock representing up to a percentage between 4.9% and 19.9% of the fully-diluted shares of common stock outstanding as of the Record Date, as elected by such holder, if applicable.
Stockholders of Record. If shares of our common stock or Series A Preferred Stock are registered directly in your name with Sonder’s transfer agent, Computershare Inc., you are considered the “stockholder of record” with respect to those shares, and you may vote those shares at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.
Street Name Stockholders. If shares of our common stock or Series A Preferred Stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker, bank or other nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless a control number was included on your Notice of Internet Availability or unless you request and obtain a valid proxy from your broker, bank or other nominee.
Is there a list of registered stockholders entitled to vote at the Annual Meeting?
A list of registered stockholders entitled to vote at the Annual Meeting will be made available for examination by any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the Annual Meeting. If you would like to inspect the stockholder list, please contact Investor Relations at ir@sonder.com to make arrangements.
What am I voting on?
There are five matters scheduled for a vote at the Annual Meeting:
•Election of two Class I directors;
•Ratification of the appointment by the Board of Directors of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
•The Nasdaq Proposal;

•The Share Increase Amendment Proposal; and
•The Adjournment Proposal, if presented.
What if another matter is properly brought before the Annual Meeting?
As of the date of this Proxy Statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares for which you grant your proxy on those matters in accordance with their best judgment.
What is the Board’s voting recommendation?
The Board recommends that you vote your shares:
•“FOR” the election of all nominees for director;
•“FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
•“FOR” the Nasdaq Proposal;
•“FOR” the Share Increase Amendment Proposal; and
•“FOR” the Adjournment Proposal, if presented.
How do I vote and what are the voting deadlines?
With regard to the election of directors, you may either vote “For” all nominees to the Board or you may “Withhold” your vote for any or all of the nominees. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are described below, based on the form of ownership of your shares:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote your shares online at the Annual Meeting or vote by proxy (by telephone, through the Internet or by mail) without attending the Annual Meeting.
•To vote by proxy through the Internet, go to the website www.proxyvote.com and follow the instructions provided on the website, 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Time, on November 5, 2025. You will need the 16-digit Control Number included on your proxy card to obtain your records and to create an electronic voting instruction form.
•To vote by proxy over the telephone, dial 1-800-690-6903 using a touch-tone phone and follow the recorded instructions, 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Time, on November 5, 2025. You will need the 16-digit Control Number included on your proxy card in order to vote by telephone.
•To vote by proxy through the mail, complete, sign and date the proxy card and return it in the pre-paid envelope provided to you, which must be received prior to the Annual Meeting.
•To vote online at the Annual Meeting, attend the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/SOND2025. You will need your 16-Digit Control Number that is included in your proxy card or the instructions that accompanied your proxy materials in order to enter the Annual Meeting and to vote during the Annual Meeting.
Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online at the Annual Meeting even if you have already voted by proxy. Voting at the Annual Meeting will have the effect of revoking your previously submitted proxy (see “Can I change my vote or revoke my proxy after submitting my proxy?” below).
Street Name Stockholder: Beneficial Owner of Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a street name stockholder, you should have received the Notice of Internet Availability containing voting instructions from your broker, bank, or other nominee rather than from Sonder. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. We therefore recommend that you follow the voting instructions in the materials you receive. If your voting instruction form or notice of internet availability of proxy materials indicates that you may vote your shares through the proxyvote.com website, then you may vote those shares at the Annual Meeting with the control number indicated on that voting instruction form or notice of internet availability of proxy materials. Otherwise, you may not vote your shares at the Annual Meeting unless you follow the instructions included with your proxy material and obtain a legal proxy from your broker, bank or other nominee.
Can I change my vote or revoke my proxy after submitting my proxy?
Yes. You can change your vote or revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record for your shares, you may change your vote or revoke your proxy before the Annual Meeting in any one of the following ways (subject to the applicable deadlines for each method as set forth above under “How do I vote and what are the voting deadlines?”):
•You may submit another properly completed and signed proxy card with a later date.
•You may submit a subsequent proxy by telephone or through the Internet.
•You may send a timely written notice that you are revoking your proxy to Sonder’s Secretary or Chief Executive Officer at 447 Sutter Street Suite 405 #542, San Francisco, CA 94108.
•You may virtually attend the Annual Meeting and vote electronically by going to www.virtualshareholdermeeting.com/SOND2025 and using your unique control number that was included in the Notice of Internet Availability that you received in the mail. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or Internet proxy is the one that is counted, so long as it is provided within the applicable deadline.
If you are a street name stockholder, you should follow the instructions provided by your broker, bank or other nominee to change your vote or revoke your proxy.
What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?
We must vote your shares as you have instructed. If you are a stockholder of record and you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the Board recommendations stated above, namely:
•“FOR” the election of all nominees for director;
•“FOR” the ratification of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
•“FOR” the Nasdaq Proposal;
•“FOR” the Share Increase Amendment Proposal; and
•“FOR” the Adjournment Proposal, if presented.

If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted as recommended by the Board.
If you are a street name stockholder, you must provide voting instructions to your broker, bank or other nominee in accordance with their instructions in order for your shares to be properly voted. Please see “What are broker non-votes?” below regarding the ability of brokers, banks and other such holders of record to vote the uninstructed shares of their clients or other beneficial owners in their discretion and for an explanation of broker non-votes.
What are “broker non-votes”?
Broker non-votes can occur when a street name stockholder does not give instructions to their broker, bank or other nominee. Under rules that govern brokers, banks, and other agents that are record holders of company stock held in brokerage accounts for their clients who beneficially own such shares, if the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered “routine” (discretionary matters), but cannot vote the shares with respect to “non-routine” (non-discretionary) matters. A “broker non-vote” occurs when a broker, bank, or other nominee submits a proxy for the Annual Meeting but does not vote on a particular proposal because they either (i) do not choose to exercise their discretionary voting power or (ii) do not have discretionary voting power with respect to that proposal and have not received instructions from the beneficial owner.
Proposal No. 1 (Election of Directors), Proposal No. 3 (the Nasdaq Proposal), and Proposal No. 4 (the Share Increase Amendment Proposal) in this Proxy Statement are not considered “routine” matters, and without your instructions, your broker cannot vote your shares. Where brokers, banks, and other nominees do not have discretionary voting power, broker non-votes are not considered “present.” Proposal No. 2 (Ratification of the Appointment of Independent Auditors) and Proposal No. 5 (the Adjournment Proposal) are considered “routine” matters and your broker is entitled to vote your shares absent voting instructions from you.
How many votes are needed to approve each proposal?
•Proposal No. 1 (Election of Directors): Directors are elected by a plurality vote of the voting power of the shares outstanding on the Record Date and entitled to vote on the matter, which means that the director nominees with the greatest number of votes cast, even if less than a majority, will be elected to the Board. There is no cumulative voting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
•Proposal No. 2 (Ratification of Appointment of Independent Auditors): Approval of Proposal No. 2 requires the affirmative vote of a majority of the voting power of the shares outstanding on the Record Date that are cast affirmatively or negatively (in person or by proxy) at the Annual Meeting. Abstentions will have no effect on the outcome of this proposal. Brokers are entitled to vote on this proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”.
•Proposal No. 3 (the Nasdaq Proposal): The Nasdaq Proposal requires the affirmative vote of holders of a majority of the voting power of the shares of capital stock on the Record Date that are cast affirmatively or negatively (in person or by proxy) with respect to the Nasdaq Proposal at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
•Proposal No. 4 (the Share Increase Amendment Proposal): The Share Increase Amendment Proposal requires the affirmative vote of holders of a majority of the voting power of the shares of capital stock outstanding on the Record Date and entitled to vote on the matter. Abstentions and broker non-votes will have the same effect as an “Against” vote on this proposal.
•Proposal No. 5 (the Adjournment Proposal): The Adjournment Proposal requires the affirmative vote of holders of a majority of the voting power of the shares of capital stock on the Record Date that are cast affirmatively or negatively (in person or by proxy) with respect to the Adjournment Proposal at the Annual Meeting. Abstentions will have no effect on the outcome of this proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”.

Proposal	Vote Required	Discretionary Voting Allowed?
No. 1. Election of Directors	Plurality	No
No. 2. Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm	Majority Cast	Yes
No. 3. Nasdaq Proposal	Majority Cast	No
No. 4. Share Increase Amendment Proposal	Majority Outstanding	No
No. 5. Adjournment Proposal	Majority Cast	Yes
None of the proposals, if approved, entitles stockholders to appraisal rights under Delaware law or our charter.
What is the effect of withhold authority votes, abstentions and broker non-votes?
Withhold Authority Votes: Shares subject to instructions to withhold authority to vote on the election of directors will not be voted. This will have no effect on Proposal No. 1 (Election of Directors) because, under plurality voting rules, the two director nominees receiving the highest number for “For” votes will be elected.
Abstentions: Under Delaware law (under which Sonder is incorporated), abstentions are counted as shares present and entitled to vote at the Annual Meeting for purposes of determining existence of a quorum, but they are not counted as votes cast. Because abstentions are not considered votes cast, an abstention will not have any effect on the outcome of Proposal No. 1 (Election of Directors), Proposal No 2 (Ratification of the Appointment of Deloitte as our Independent Registered Public Accounting Firm), Proposal No. 3 (the Nasdaq Proposal) or Proposal No. 5 (the Adjournment Proposal); however, abstentions will have the same effect as votes against Proposal No. 4 (the Share Increase Amendment Proposal).
Broker Non-Votes: Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting. However, because broker non-votes are not entitled to vote on non-routine proposals under Delaware law, they will have no effect on the outcome of the vote on Proposal No. 1 (Election of Directors), Proposal No. 3 (the Nasdaq Proposal), or Proposal No. 4 (the Share Increase Amendment Proposal). Proposal No. 2 (Ratification of the Appointment of Deloitte as our Independent Registered Public Accounting Firm) and Proposal No. 5 (the Adjournment Proposal) should be considered routine or “discretionary” matters on which your broker, bank or other nominee will be able to vote on your behalf even if it does not receive instructions from you and, therefore, no broker non-votes are expected to exist in connection with Proposal No. 2 or Proposal No. 5. If you hold your shares in street name and you do not instruct your broker, bank or other nominee how to vote your shares for Proposal No. 1, Proposal No. 3, or Proposal No. 4, no votes will be cast on your behalf for any of these proposals. Brokers are entitled to vote on Proposal No. 2 and Proposal No. 5 absent voting instructions from the beneficial holder because the proposals are considered “routine”.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid stockholder meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares of capital stock entitled to vote are present online (by remote communication) or represented by proxy at the Annual Meeting. On the Record Date, there were (i) 13,308,481 shares of common stock, including 550,938 shares of special voting common stock issued and outstanding and entitled to vote at the Annual Meeting, and (ii) 59,690,000 shares of Series A Preferred Stock issued and outstanding, which are convertible into 59,690,000 shares of common stock (based on a conversion price of $1.00, excluding accrued and unpaid dividends after taking into account applicable beneficial ownership limitations as described above), or a total of 72,998,481 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting (after taking into account applicable beneficial ownership limitations as described above). Thus, the holders of at least 36,499,241 shares of capital stock representing a majority of the voting power must be present online (by remote communication) or represented by proxy at the Annual Meeting to have a quorum. Abstentions and “broker non-votes” that are present and entitled to vote are counted for purposes of determining a quorum.
If there is no quorum, then either the chair of the Annual Meeting or the holders of a majority of the voting power of the shares cast (in person or by proxy) may adjourn the meeting to another date.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. Janice Sears, our Interim Chief Executive Officer (our “CEO”), and Vanessa Barmack, our General Counsel and Secretary, have been designated as proxy holders for the Annual Meeting by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board on the proposals as described above. If any other matters are properly brought before the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, then the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.
Who will solicit proxies on behalf of the Board and who is paying for such solicitation?
Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. Proxies may also be solicited by our directors, officers or employees, by mail, telephone or other electronic means or in person. No additional compensation will be paid to our directors, officers or employees for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

When are stockholder proposals for inclusion in our proxy statement for the 2026 annual meeting of stockholders due?
Stockholders wishing to present proposals for inclusion in the proxy statement for our 2026 annual meeting of stockholders (the “2026 Annual Meeting”) pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must submit their proposals so that they are received by our Corporate Secretary at 447 Sutter Street Suite 405 #542, San Francisco, CA 94108, Attn: Corporate Secretary no later than May 28, 2026.
When are other proposals and stockholder nominations for the 2026 annual meeting stockholders due?
With respect to proposals and nominations not to be included in the proxy statement for the 2026 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act, our Amended and Restated Bylaws (our “Bylaws”) provide that stockholders who wish to nominate a director or propose other business to be brought before the stockholders at an annual meeting of stockholders must notify our Corporate Secretary by a written notice, which notice must be received no earlier than 8:00 a.m., Pacific Time, on the 120th day and no later than 5:00 p.m., Pacific Time, on the 90th day prior to the day of the first anniversary of the preceding year’s annual meeting of stockholders. Stockholders wishing to submit director nominations or proposals for consideration at the 2026 Annual Meeting under these provisions of our Bylaws must submit their nominations or proposals so that they are received by our Corporate Secretary not earlier than 8:00 a.m., Pacific Time, on July 9, 2026 and not later than 5:00 p.m., Pacific Time, on August 8, 2026 in order to be considered. In the event that the 2026 Annual Meeting is to be held on a date that is not within 25 days of the one-year anniversary of the Annual Meeting, then a stockholder’s notice must be received by our Corporate Secretary no earlier than 8:00 a.m., Pacific Time, on the 120th day prior to the day of the 2026 Annual Meeting and no later than 5:00 p.m., Pacific Time on the later of the 90th day prior to the day of the 2026 Annual Meeting or, if the first public announcement of the date of the 2026 Annual Meeting is less than 100 days prior to the date of the 2026 Annual Meeting, on the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting was first made by the Company.
Nominations or proposals should be sent in writing to our Corporate Secretary at 447 Sutter Street Suite 405 #542, San Francisco, CA 94108, Attn: Corporate Secretary. A stockholder’s notice to nominate a director or bring any other business before the 2026 Annual Meeting must set forth certain information, which is specified in our Bylaws. In addition, the notice must contain the information required by, and otherwise comply with, Rule

14a-19(b) of the Exchange Act, if applicable. A complete copy of our Bylaws can be found in the Investors section of our website at investors.sonder.com under “Corporate Governance—Documents & Charters.” Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
How are votes counted?
A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspector of election.
Will my vote be kept confidential?
Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be reported in a Current Report on Form 8-K (a “Form 8-K”) that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to report the preliminary voting results within four business days after the Annual Meeting and to file an additional Form 8-K (or an amendment to the Form 8-K reporting the preliminary voting results) to report the final voting results within four business days after the final voting results are known to us.
How can I contact Sonder’s transfer agent?
You may contact our transfer agent, Computershare Inc., by telephone at 1-800-736-3001 or by writing Computershare Inc., at P.O. Box 43006, Providence, RI 02940-3078. You may also access instructions with respect to certain stockholder matters (e.g., change of address) via the Internet at www.computershare.com.
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
The Board of Directors knows of no matters to come before the Annual Meeting other than the matters referred to in this Proxy Statement. However, if any other matters should properly come before the meeting, the persons named in the proxy card intend to vote in accordance with their best judgment. Other than the election of the directors, none of our directors, the nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Annual Meeting as described in this Proxy Statement.

PROPOSAL NO. 1: ELECTION OF DIRECTORS
The Company’s Board of Directors is presently comprised of eight members, who are divided into three classes, designated as Class I, Class II and Class III. One class of directors is elected by the stockholders at each annual meeting to serve from the time of their election until the third annual meeting of stockholders following their election. Class I directors consist of Paul Aronzon and Jeffrey Stein; Class II directors consist of Michelle Frymire, Simon Turner, and Erin Wallace; and Class III directors consist of Sanjay Banker, Frits Dirk van Paasschen, and Janice Sears.
The Nominating, Corporate Governance, and Social Responsibility Committee of the Board (the “Nominating Committee”) has renominated each of our Class I directors, Messrs. Aronzon and Stein, as nominees for a three-year term expiring at the 2028 annual meeting of stockholders and until their respective successors are duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Each of Messrs. Aronzon and Stein is currently a director of the Company and were recommended as nominees by our Board.
Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The nominees receiving the highest number of affirmative votes will be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. If any nominee should become unavailable to serve for any reason, it is intended that votes will be cast for a substitute nominee designated by the Nominating Committee and approved by the Board. We have no reason to believe that Mr. Aronzon or Mr. Stein will be unable to serve if elected.

Nominees for Director, Continuing Directors, and Persons Chosen to Become Director
The following table sets forth summary information about our director nominees and continuing directors as of September 25, 2025.

Name	Age	Director Since	Current Term Expires	Position	Independent	AC	CC	IC	NCG
Nominees
Paul Aronzon	70	September 2025	2025 Annual Meeting	Director	Yes	—	—	—	—
Jeffrey Stein	55	September 2025	2025 Annual Meeting	Director	Yes	—	—	—	—
Continuing Directors
Michelle Frymire	59	September 2022	2026 Annual Meeting	Director	Yes	C, F	—	C	M
Simon Turner	64	October 2023	2026 Annual Meeting	Director	Yes	—	C	M	—
Erin Wallace	65	January 2025	2026 Annual Meeting	Director	Yes	M	M	—	C
Sanjay Banker	50	January 2023	2027 Annual Meeting	Director	No	—	—	—	—
Frits Dirk van Paasschen	64	February 2020	2027 Annual Meeting	Director	Yes	M	—	M	—
Janice Sears(1)	65	August 2021	2027 Annual Meeting	Director; Interim Chief Executive Officer	No	—	—	—	—

AC: Audit Committee	C: Chair
CC: Compensation Committee	M: Member
IC: Investment Committee	F: Financial Expert
NCG: Nominating, Corporate Governance, and Social Responsibility Committee
(1)    Chairperson of the Board.
A brief biography of each nominee for director, continuing director and person chosen to become director is also set forth below, which includes information, as of the date of this Proxy Statement, regarding the specific and particular experience, qualifications, attributes or skills of each nominee for director and continuing director that led the Nominating Committee to believe that the director should continue to serve on the Board.
The Board created a Special Committee of the Board (the “Special Committee”) in September 2025 for the purpose of engaging in an evaluation and potential consummation of a strategic transaction or a series of strategic transactions. Messrs. Aronzon and Stein and Ms. Frymire were appointed to the Special Committee in September 2025.
Director Nominees
Paul Aronzon
Mr. Aronzon has served as a director and member of the Special Committee since September 2025 and has served as the managing member of PSA Consulting, LLC, a consulting firm, since 2019. Previously, Mr. Aronzon served as co-managing partner at the Los Angeles office of Milbank, Tweed, Hadley & McCloy LLP’s (“Milbank”), an international law firm, and co-leader of Milbank’s global financial restructuring group from 2008-2019, and executive vice president and managing director at Imperial Capital LLC, an investment banking firm, from 2006-2008. With more than 40 years of experience, he has worked as a leading consultant in corporate restructurings and reorganizations, with extensive experience in advising companies, boards of directors and advisory committees to boards of directors, independent directors, sponsors, debtors, creditors, debt acquirers, assets or companies and other parties in cases of reorganization and recapitalization operations. He received a Bachelor of Arts in Political

Science from California State University at Northridge and a Juris Doctor from Southwestern University School of Law.
Mr. Aronzon brings to the Board his extensive experience as an advisor and executive in strategic transactions, restructurings, reorganizations, and other similar transactions.

Jeffrey Stein
Mr. Stein has served as a director and member of the Special Committee since September 2025. Mr. Stein has also served as Chief Restructuring Officer for Linqto Inc., a financial services company, since May 2025, and Co-Founder and Managing Partner of Breakpoint Partners LLC, a boutique corporate advisory and investment banking firm that provides consulting services to companies navigating complex transactions, challenging capital structures, and strategic transformations, since April 2025. Mr. Stein previously served as Founder and Managing Partner of Stein Advisors LLC, a financial advisory firm that provided consulting services to public and private companies and institutional investors. Previously, Mr. Stein was a Co-Founder and Principal of Durham Asset Management LLC (“Durham”), a global event-driven distressed debt and special situations equity asset management firm, from January 2003 to December 2009, and was responsible for the identification, evaluation and management of investments for the various Durham portfolios. Prior to this, Mr. Stein served in a variety of roles for finance and investment firms, primarily focused on distressed debt and special situations equity asset classes. Mr. Stein currently serves as an independent director on the board of directors of Sunnova Energy International Inc. (previously NYSE: NOVA), a residential solar company, since April 2025, executive chairman of the board of directors of Tribune Resources, Inc., an oil and gas company, since April 2021, liquidating trustee of Philadelphia Energy Solutions, LLC (“PES”), a crude oil refining company, since July 2020, liquidating trustee and plan administrator of Ditech Holding Corporation, a financial services company, since October 2019, chairman of the board of directors of Ambac Financial Group, Inc. (NYSE: AMBC), a specialty property and casualty insurance business, since January 2015 and as independent director since May 2013. Mr. Stein previously served as Chief Executive Officer, Chief Restructuring Officer and director of Rite Aid Corporation (formerly NYSE: RAD), a retail pharmacy and healthcare company, from October 2023 to September 2024, as independent director of Troika Media Group, Inc. (previously NASDAQ: TRKA), a marketing and technology services company, from November 2022 to March 2024, as Chief Executive Officer, Chief Restructuring Officer, and chairman of the board of directors of GWG Holdings, Inc. (previously NASDAQ: GWGH), a financial services company, from June 2022 to July 2023, as Chief Restructuring Officer and chairman of the restructuring & transformation committee of Liberty Steel Group Holdings Pte. Ltd., an industrial and metals company, from May 2021 to March 2023, as Chief Restructuring Officer of Whiting Petroleum Corporation, an oil and gas company, from March 2020 to August 2020, as Chief Restructuring Officer and director of PES, from July 2019 to June 2020, and as Chief Restructuring Officer of Westmoreland Coal Company, a coal mining company, from March 2019 to December 2022. Mr. Stein has also previously served as a director on the board of directors for several other companies. Mr. Stein received a Bachelor of Arts in Economics from Brandeis University and a Master of Business Administration with Honors in Finance and Accounting from New York University.
Mr. Stein brings to the Board his extensive experience in strategy, finance and financial expertise, and strategic transactions.
Continuing Directors

Michelle Frymire
Michelle Frymire has served as a director since September 2022, Chair of the Audit Committee since June 2025, Chair of the Investment Committee since January 2025, member of the Nominating Committee since December 2022, and member of the Special Committee since September 2025 and previously as Chair of the Nominating Committee from December 2022 to January 2025. Ms. Frymire most recently served as Chief Executive Officer of CWT, a global travel management platform, from May 2021 to May 2022, including during CWT’s reorganization under federal bankruptcy laws due to the impact of the COVID-19 pandemic on business travel. Prior to serving as CWT’s Chief Executive Officer, she served in roles of increasing responsibility, including President and Chief Financial Officer, from January 2019 to May 2022. Ms. Frymire served as Chief Financial Officer for U.S. Risk Insurance Group, LLC, a privately owned specialty lines underwriting manager and wholesale broker, from 2017 to

2019 and from 2015 to 2017, she served as Chief Financial Officer for Service King Collision Repair Centers, an automotive collision repair company. Ms. Frymire also served in positions from 2009 to 2015 at The Service Master Companies, Inc., a provider of residential and commercial services, including Vice President, Corporate FP&A and Strategy and as Chief Financial Officer of TruGreen Companies LLC. From 2005 to 2009, she served as Chief Financial Officer of Starwood Vacation Ownership, a subsidiary of Starwood Hotels & Resorts Worldwide, Inc. (previously NYSE: HOT), a hospitality company. Prior to this, Ms. Frymire served in a broad range of finance positions at Delta Air Lines, Inc. (NYSE: DAL), Continental Airlines, Inc. (previously NYSE: CAL), and American Airlines Group, Inc. (NASDAQ: AAL), each being a commercial airline company. Ms. Frymire currently serves as director, chair of the audit committee and a member of the compensation committee of NCR Atleos Corporation (NYSE: NATL), a provider of automated teller machines and related servicing. She also served previously on the boards of Six Flags Entertainment Corporation (NYSE: FUN) and its predecessor company Cedar Fair LLP, an owner and operator of regional amusement parks, water parks and hotels from to October 2022 to June 2025, where she served as chair of the audit committee and was a member of the people, compensation, and culture committee, and as a director and member of the audit and nominating & governance committees of Spirit Realty Capital, Inc (previously NYSE: SRC). a real estate investment trust from 2021 to 2023. Ms. Frymire received a Bachelor of Arts in Economics from Austin College and a Master of Business Administration from the University of Texas at Austin McCombs School of Business.
Ms. Frymire brings to the Board her extensive experience in strategy, multisite business operations, real estate development, finance and financial expertise, knowledge and experience in internal and external risk oversight, and executive leadership and management experience in the travel and hospitality industries.

Simon Turner
Simon Turner has served as a director since September 2023, member of the Compensation Committee since September 2023, and Chair of the Compensation Committee since April 2024, and member of the Investment Committee since January 2025. Mr. Turner is the founder and Managing Director of Alpha Lodging Partners, LLC, a hospitality investment and advisory firm, since 2017. Mr. Turner previously served as President, Global Development of Starwood Hotels & Resorts Worldwide, Inc. (previously NYSE: HOT), a hospitality company, from 2008 until its acquisition by Marriott International, Inc. in 2016. Earlier in his career, Mr. Turner held positions at Hotel Capital Advisors, Inc., a hotel investment advisory firm advising an ultra-high net worth investor, Salomon Brothers, Inc., an investment bank, and Pannell Kerr Forster, an accounting and consulting firm. Mr. Turner currently serves on the board of directors of Goldman Sachs Real Estate Income Trust, Inc., a real estate investment trust, Goldman Sachs Real Estate Finance Trust, Inc., a real estate debt enterprise where he chairs the audit committee of each company. He also serves on the board of directors of, Purchase Senior Learning Community Inc., a senior-living community, where he chairs the finance committee. Mr. Turner’s previous directorships include service on the boards of Watermark Lodging Trust, a hospitality real estate investment trust, Steigenberger Hotels AG, a German hotel company, ESH Hospitality, Inc., a real estate investment trust that owns and operates hotels, ClubCorp Holdings, Inc., a golf and leisure business, Fairmont Raffles Hotels International, a global hotel management company, and Four Seasons Hotels Limited, a luxury hotel and resort company.
Mr. Turner brings to the Board his extensive experience as an executive and board member in the hospitality and real estate sectors.

Erin Wallace
Ms. Wallace has served as a director and member of the Audit Committee since January 2025, and as a member of the Compensation Committee and Chair of the Nominating Committee, each since September 2025. Ms. Wallace has over 30 years of industry experience and nearly 10 years as a board member. She served as the Chief Operating Officer at Great Wolf Resorts, Inc., an entertainment and hospitality corporation, from August 2016 to December 2019. She also served as the Chief Operating Officer of The Learning Care Group, Inc., a childcare and early childhood education company, from February 2015 to August 2016. Ms. Wallace’s business experience includes several leadership roles with The Walt Disney Company (NYSE: DIS), a mass media and entertainment corporation, from 1985 to 2015. Since October 2015, Ms. Wallace has served as a director of FirstService Corporation (NASDAQ: FSV), a North American leader in the property services sector, where she chairs the governance committee and is a member of the executive compensation committee. Ms. Wallace also has served on the board of directors of Coast Entertainment Holdings Limited, an entertainment and leisure company, since January 2022. She received a Master of Business Administration from Rollins College and a Bachelor of Science in Industrial Engineering from the University of Florida.
Ms. Wallace brings to the Board her operational experience and knowledge in the hospitality industry and extensive knowledge of serving on boards of directors of public companies.

Sanjay Banker
Sanjay Banker has served as a director since January 2023. Mr. Banker has served as Chief Executive Officer of Private Medical, a high-end concierge medicine provider, since June 2024. Mr. Banker previously served as Sonder’s President and Chief Financial Officer from January 2022 to December 2022. Mr. Banker also served as the Chief Financial Officer at Legacy Sonder from January 2019 to January 2022 and President from September 2020 to January 2022. Mr. Banker previously served in a variety of positions and most recently as Partner at TPG Growth, an investment firm, from March 2013 to January 2019. From September 2004 to March 2013, Mr. Banker served in a variety of positions and most recently as Principal at Bain Capital L.P., an investment firm. Mr. Banker was with McKinsey & Company, a management consulting firm, from September 1996 to August 2004, where he served most recently as an Engagement Manager. Mr. Banker holds a Bachelor of Science in Economics from the Wharton School at the University of Pennsylvania and a Master of Business Administration from Harvard Business School.
Mr. Banker brings to the Board his perspective and experience as Sonder’s former President and Chief Financial Officer.

Frits van Paasschen
Frits Dirk van Paasschen has served as a director since January 2022, member of the Audit Committee since January 2022, and member of the Investment Committee since January 2025, and previously served as Chair of the Compensation Committee from January 2022 to April 2024 and as a director of Legacy Sonder from February 2020 to January 2022. From September 2007 to February 2015, Mr. van Paasschen served as the President and Chief Executive Officer of Starwood Hotels and Resorts Worldwide, Inc. (previously NYSE: HOT), a hospitality company. Prior to that, Mr. van Paasschen served as the President and Chief Executive Officer of Coors Brewing Company (NYSE: TAP), a brewery and beer company, from 2005 to 2007. He currently serves on the board of directors at DSM-Frimenich AG, a science-driven company specializing in nutrition and health, Williams-Sonoma, Inc. (NYSE: WSM), a consumer retail company specializing in kitchen-wares and home furnishings, and Amadeus IT Group, S.A., a company that provides digital infrastructure for the travel industry. Mr. van Paasschen also serves on the board of directors of two private companies and as an advisor to a global investment firm. Mr. van Paasschen holds a Bachelor of Arts in Economics and Biology from Amherst College and a Master of Business Administration from Harvard Business School.
Mr. van Paasschen brings to the Board his extensive knowledge of the real estate and hospitality industries and his international experience.

Janice Sears
Janice L. Sears has served as Interim CEO since June 2025, director since January 2022, and Chairperson of the Board since January 2025, and previously as member of the Compensation Committee from January 2022 to June 2025, Chair of the Audit Committee from January 2022 to June 2025, and Lead Independent Director of the Board from December 2023 to January 2025. Ms. Sears previously served as a director of Legacy Sonder from August 2021 to January 2022. From April 1988 to January 2009, Ms. Sears served in a variety of positions at Banc of America Securities, an investment bank, including as Managing Director, Western Region Head in the Real Estate, Gaming & Lodging Investment Banking Group and concurrently served as the San Francisco Market President for Bank of America (NYSE: BAC), a financial services company. Prior to this, Ms. Sears was a Real Estate Economist at both Chemical Bank Corporation, a bank holding company, and Citigroup Inc. (NYSE: C), a financial services company. Ms. Sears also serves on the board of directors as audit committee chair, member of the compensation committee, and member of the special committee at IQHQ, Inc., a life sciences real estate investment trust. Ms.

Sears previously served on the board of directors as a member of the compensation committee and audit committee and chair of the audit committee at Invitation Homes Inc. (NYSE: INVH), a single-family home rental business, from February 2017 to May 2025. She also served on the board of directors and as audit committee chair of both Essex Property Trust Inc. (NYSE: ESS), a multi-family real estate investment trust, from 2011 to 2020, and BioMed Realty Trust, a life sciences real estate investment trust. She has also served as chair of the board of directors of The Swig Company, an owner of office buildings in New York and California. Ms. Sears holds a Bachelor of Arts in Economics and Marketing from the University of Delaware and is a member of the National Association of Corporate Directors where she is a certified director.
Ms. Sears brings to the Board her extensive financial background and experience working in the commercial real estate industry.

Vote Required and Recommendation of Board

Directors are elected by a plurality vote of the voting power of the shares outstanding on the Record Date and entitled to vote on the matter, which means that the director nominees with the greatest number of votes cast, even if less than a majority, will be elected to the Board. There is no cumulative voting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
This section sets forth certain information regarding the Board and its committees and describes key corporate governance guidelines and practices that we have adopted. Complete copies of our Corporate Governance Guidelines, the charters of the committees of the Board and our Code of Business Conduct and Ethics, described below, can be found in the Investors section of our website at investors.sonder.com under “Corporate Governance—Documents & Charters—Governance Documents.” Alternatively, you can request a copy of any of these documents free of charge by writing to: Sonder Holdings Inc., 447 Sutter Street, Suite 405 #542, San Francisco, CA 94108, Attn: Corporate Secretary. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
Board Composition
Our Board currently consists of eight members. In accordance with our Amended and Restated Certificate of Incorporation (the “Restated Certificate”) and our Bylaws, our Board is divided into three classes with staggered terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election, or their earlier death, resignation or removal. The authorized number of directors may be changed by resolution of the Board. Our directors are divided among the three classes as follows:
•Class I directors consist of Paul Aronzon and Jeffrey Stein, whose term expires at the Annual Meeting of stockholders;
•Class II directors consist of Michelle Frymire Simon Turner, and Erin Wallace, whose terms expire at the 2026 annual meeting of stockholders; and
•Class III directors consist of Sanjay Banker, Frits Dirk van Paasschen, and Janice Sears, whose terms expire at the 2027 annual meeting of stockholders.
Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective terms. Each director’s term continues until the election and qualification of their successor, or their earlier death, resignation or removal.
The Nominating, Corporate Governance, and Social Responsibility Committee (the “Nominating Committee”) of the Board identifies, reviews and makes recommendations of candidates to serve on our Board, and considers director qualifications that contribute to the total mix of viewpoints and experience represented on the Board.
INDEPENDENCE OF THE BOARD OF DIRECTORS
The Board has affirmatively determined that the director nominees and continuing directors, other than Mr. Banker and Ms. Sears due to their status as former or current employees of the Company, respectively, have no relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that such individuals are independent directors within the meaning of the applicable Nasdaq listing standards and relevant securities and other laws, rules and regulations regarding the definition of “independent” (the “Independent Directors”). All members of the Audit Committee of the Board (the “Audit Committee”), the Compensation Committee of the Board (the “Compensation Committee”), the Investment Committee of the Board (the “Investment Committee”), and the Nominating Committee are Independent Directors.
FAMILY RELATIONSHIPS
There are no family relationships between any director and any of our executive officers.
BOARD LEADERSHIP STRUCTURE
Ms. Sears currently serves as both the Chairperson of the Board and as our Interim Chief Executive Officer, which is permitted by the Company’s Corporate Governance Guidelines. As Chairperson, Ms. Sears:

•assists the Board in evaluating its governance;
•presides at all meetings of the Board;
•facilitates discussion and open dialogue among the directors during Board meetings and outside of Board meetings;
•serves as a principal liaison between the Board and Company management;
•assists with setting the Board meeting agendas and arranging meeting schedules, including to ensure that there is sufficient time for discussion of all agenda items;
•arranges for appropriate information (including quality and quantity) to be timely provided to the Board
•monitors and coordinates with Company management on corporate governance issues and developments;
•advises the Board on the structure and composition of the Board committees;
•assists the Compensation Committee in its annual evaluation of the performance of the CEO and other senior executives;
•periodically meets on an individual basis with Board members to discuss Board and Board committee performance, effectiveness and composition;
•provides recommendations and advice to the Nominating Committee on candidates for nomination or appointment to the Board;
•supports the CEO in representing the Company in interactions with shareholders and other investors and in communications with the media;
•assists the Nominating Committee on succession planning in the event of an emergency or the retirement, resignation or removal of the CEO or other senior executives; and
•performs such other duties and responsibilities as the Board may determine from time to time;
Pursuant to our Corporate Governance Guidelines, the non-employee directors periodically hold executive sessions in which Company management does not participate. If the non-employee directors include directors who are not independent directors, the independent directors will also meet periodically in executive sessions without Company management present.
The Board, including each of its committees, also has complete and open access to any member of the Company’s management and the authority to retain independent advisors as the Board or such committee deems appropriate.
ROLE OF THE BOARD IN RISK OVERSIGHT
Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the Company faces, while one of the Board’s key functions is informed oversight of the Company’s risk management process.

The Board believes that its current leadership structure facilitates its risk oversight responsibilities. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through the various standing Board committees that address risks inherent in their respective areas of oversight. For example, the Board acts as the ultimate decision-making body of the Company and advises and oversees management, who are responsible for the day-to-day operations and management of the Company. The Board believes the majority-independent Board and independent Board committees provide a well-functioning and effective balance to an experienced Chairperson. The Audit Committee oversees the Company’s accounting and financial reporting processes, including our systems of disclosure controls and procedures and internal control over financial reporting, the performance of our internal audit function, and financial statement audits, monitors compliance with legal and regulatory requirements, and reviews the Company’s policies and practices with respect to risk assessment and risk management. The Compensation Committee assesses and monitors whether any of our compensation programs, policies and practices has the potential to encourage excessive risk-taking. The Nominating Committee monitors the effectiveness of, and oversees compliance with, our corporate governance guidelines and policies and assesses the overall operation and functioning of the Board and its committees.
MEETINGS OF THE BOARD OF DIRECTORS
During the fiscal year ended December 31, 2024 (“FY 2024”), the Board held 22 meetings. Each of our current members of the Board attended 75% or more of the aggregate meetings of the Board and the committees on which they served held during FY 2024 for which they were a director.
As required under applicable Nasdaq listing standards, our Independent Directors periodically meet in executive session at which only they are present.
DIRECTOR ATTENDANCE AT THE ANNUAL MEETING
The Company does not maintain a formal policy regarding director attendance at the Annual Meeting; however, directors are encouraged to attend our annual meetings of stockholders, and it is expected that directors will attend. Six of our Board members at the time of the 2024 annual meeting of stockholders (the “2024 Annual Meeting”) attended the 2024 Annual Meeting.
COMMITTEES OF THE BOARD OF DIRECTORS
The Board has four standing committees: the Audit Committee, the Compensation Committee, the Investment Committee, and the Nominating Committee.
Each of the committees has authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the committee considers necessary or appropriate in the performance of its duties. The Board has determined that each member of the Audit Committee, the Compensation Committee, and the Nominating Committee (i) meets the applicable Nasdaq listing standards and relevant securities and other laws, rules and regulations regarding “independence” and (ii) is free of any relationship that would impair their individual exercise of independent judgment with regard to our Company in carrying out the responsibilities of a director.
The composition and responsibilities of each committee is described below.

Audit Committee
The Audit Committee is responsible for assisting the Board in its oversight of:
•the quality and integrity of the Company’s accounting and financial reporting processes and internal controls;
•the Company’s financial statement audits and the integrity of the Company’s financial statements;
•the Company’s compliance with laws applicable to the financial statement and accounting and financial reporting processes;
•the Company’s compliance with ethical standards adopted by the Company;
•the Company’s systems disclosure controls and procedures;
•the implementation and performance of the Company’s internal audit function;
•disclosures related to environmental, social and governance (“ESG”) matters; and
•the Company’s enterprise-wide risk assessment, focusing on material risks.
The Audit Committee also assists the Board in its oversight of the qualification, independence and performance of our independent registered public accounting firm and recommends to the Board the appointment of our independent registered public accounting firm and approval of audit and non-audit services provided by our independent registered public accounting firm. In addition, the Company’s Internal Audit function, together with the Audit Committee, has developed and maintains an enterprise risk management platform.
The Audit Committee currently consists of three directors: Mses. Frymire (Chair) and Wallace and Mr. van Paasschen. The Board annually reviews the Nasdaq listing standards’ definition of independence for Audit Committee members and has determined that all members of the Audit Committee are “independent” and comply with all financial literacy requirements of Nasdaq. The Board has determined that Ms. Frymire qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. In making that determination, the Board relied on her past business experience, as described under the heading “Nominees for Director, Continuing Directors, and Persons Chosen to Become Director”.
The Audit Committee met 19 times in 2024.
The Audit Committee is governed by a written charter, a copy of which is available on the Investor Relations section of our website at investors.sonder.com under “Corporate Governance—Documents & Charters—Committee Charters.” Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
As required by its charter, the Audit Committee conducts a self-evaluation at least annually. The Audit Committee also reviews and assesses the adequacy of its charter at least annually and recommends any proposed changes to the Board for its consideration.
Report of the Audit Committee of the Board of Directors
The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the preparation and integrity of the consolidated financial statements and the reporting process, including establishing and monitoring the system of internal financial controls. In this context, the Audit Committee met and held discussions with management and Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm for the year ended December 31, 2024. Management has represented to the Audit Committee that the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2024 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited financial statements of the Company with management of the Company and with Deloitte. In addition, the Audit Committee has discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee has received from Deloitte the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte the independence of Deloitte from the Company and its management. The Audit Committee has also concluded that the provision by Deloitte of non-audit services to the Company in fiscal year 2024 was compatible with Deloitte’s independence. Based on the foregoing, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC. The Audit Committee and the Board have also approved the selection of Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2025.
The material in this report is not deemed “soliciting material,” is not deemed “filed” with the SEC, is not subject to Regulation 14A or 14C, except to the extent provided in Item 407 of Regulation S-K (“Regulation S-K”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or to the liabilities of Section 18 of the Exchange Act, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Respectfully submitted by the members of the Audit Committee of the Board of Directors:
Michelle Frymire, Chair
Frits van Paasschen
Erin Wallace
Compensation Committee
The Compensation Committee is responsible for assisting the Board in its oversight of:

•the Company’s compensation policies, plans, benefits programs, and overall compensation philosophy;
•the compensation of the CEO and executive officers;
•stockholder matters related to executive compensation;
•risks related to the Company’s compensation policies and practices;
•clawback and recoupment of compensation paid to employees;
•director compensation; and
•regulatory compliance with respect to compensation matters affecting the Company.
The Compensation Committee currently consists of two directors: Mr. Turner (Chair) and Ms. Wallace. Ms. Sears served as a member of the Compensation Committee from January 2022 to June 2025 and resigned from the Compensation Committee due to her appointment as the Company’s Interim CEO, and Ms. Wallace was appointed to the Compensation Committee in September 2025. Prashant (Sean) Aggarwal served on the Compensation Committee until his resignation on September 19, 2025. The Board has determined that all members of our Compensation Committee meet the independence requirements applicable to directors and compensation committee members under SEC rules and Nasdaq listing standards.
The Compensation Committee met nine times in 2024.
The Compensation Committee is governed by a written charter, a copy of which is available on the Investor Relations section of our website at investors.sonder.com under “Corporate Governance—Documents & Charters—Committee Charters”. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. The Compensation Committee is authorized to retain or obtain the advice of compensation consultants, independent legal counsel and other advisors; provided, that prior to selecting and receiving advice from any such advisors the Compensation Committee shall take into consideration the independence factors set forth in the applicable rules of the SEC and Nasdaq.
As required by its charter, the Compensation Committee conducts a self-evaluation at least annually. The Compensation Committee also annually reviews and assesses the adequacy of its charter and recommends any proposed changes to the Board for its consideration.

Compensation Committee Processes and Procedures
The Compensation Committee charter requires that the Compensation Committee meet as often as it determines is appropriate to carry out its responsibilities under the charter. The Chair of the Compensation Committee is responsible for setting the agendas for the Compensation Committee meetings and reporting regularly to the Board regarding the Compensation Committee’s activities. Our executive officers, in addition to the Compensation Committee’s compensation consultant, may attend portions of Compensation Committee meetings for the purpose of providing analysis and information to assist the Compensation Committee on various compensation matters.
Starting in October 2024, the Company engaged Ferguson Partners Consulting L.P., (“Ferguson”) as its compensation consultant. Ferguson reports directly to the Compensation Committee. For 2024, Ferguson advised the Compensation Committee on the Company’s executive compensation program. Ferguson does not provide any services to the Company other than the services provided to the Compensation Committee.
The Compensation Committee reviews its compensation consultant’s independence annually. In May 2025, the Compensation Committee, taking into account the various factors prescribed by Nasdaq and the SEC regarding the independence of compensation consultants, reaffirmed the independence of Ferguson as a compensation advisor.
Compensation Committee Interlocks and Insider Participation
During 2024, Messrs. Turner (Chair) and Aggarwal and Ms. Sears served on the Compensation Committee. Ms. Sears resigned from the Compensation Committee due to her appointment as the Company’s Interim CEO, Mr. Aggarwal resigned from the Compensation Committee in September 2025, and Ms. Wallace was appointed to the Compensation Committee in September 2025. Neither Messrs. Turner and Aggarwal nor Ms. Wallace have ever been an officer or employee of us or any of our subsidiaries. None of our current executive officers currently serves, or served during 2024, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of the Board or the Compensation Committee.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely upon a review of such reports filed with the SEC and written representations that no other reports were required, during the fiscal year ended December 31, 2024, we believe that no other reports were required and that all required reports were timely filed, except that, due to administrative error:
•one Form 4 for each of Mr. Davidson (our former CEO) and Mr. Banker to report the acquisition of Series A Preferred Stock.
•one Form 3 for Prashant Gupta to report his holdings of common stock and Series A Preferred Stock.
Equity Compensation Plan Information
In connection with the Business Combination, our stockholders approved the 2021 Management Equity Incentive Plan, the 2021 Equity Incentive Plan, and the 2021 Employee Stock Purchase Plan. We also assumed all outstanding awards under the Legacy Sonder 2019 Equity Incentive Plan (as amended from time to time) (the “Legacy 2019 Equity Incentive Plan”) and the Legacy Sonder Stock Option Plan dated February 25, 2015 (as amended and restated from time to time) (the “Legacy Stock Option Plan”), each of which was approved by the stockholders of Legacy Sonder. Additionally, in January 2023, the Board adopted the 2023 Inducement Equity Incentive Plan, which was amended in August 2023 (the “2023 Inducement Plan”), to provide for inducement grants to new hires or re-hires as material inducements to their acceptance of employment with the Company and intended to comply with the exemption provided by Nasdaq Listing Rule 5635(c)(4).
The following table summarizes our equity compensation plan information as of December 31, 2024.

	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options(3)	(c) Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))(4)(5)
Equity compensation plans approved by stockholders(1)	2,724,698	$27.88	8,749,463
Equity compensation plans not approved by stockholders(2)	173,323	$12.19	326,677
(1)    Includes options to purchase 296,341 shares of common stock outstanding under the Legacy Stock Option Plan, options to purchase 45,423 shares of common stock and 587 unvested restricted stock units under the Legacy 2019 Equity Incentive Plan, and options to purchase 1,614,540 shares of common stock and 236,398 unvested restricted stock units outstanding under the 2021 Equity Incentive Plan. This number also includes a maximum of 531,996 shares of common stock issuable pursuant to performance share awards under the 2021 Management Equity Incentive Plan.
(2)    Reflects options to purchase shares of common stock under the 2023 Inducement Plan.
(3)    Does not reflect shares of common stock underlying outstanding unvested restricted stock units or performance share awards included in column (a) because these awards have no exercise price.
(4)    Includes 8,092,529 shares of common stock available for future issuance under the 2021 Equity Incentive Plan, 193,004 shares of common stock available for future issuance under the 2021 Management Equity Incentive Plan, and 463,930 shares of common stock available for future issuance under the 2021 Employee Stock Purchase Plan.
(5)    The number of shares of common stock available for issuance under the 2021 Equity Incentive Plan increases automatically on the first day of each fiscal year of the Company beginning with the 2022 fiscal year and ending with the 2031 fiscal year, in an amount equal to the lesser of (i) 1,641,007 shares, (ii) 5% of the number of outstanding shares of common stock on the last day of the immediately preceding fiscal year and (iii) such number of shares determined by the Board or the Compensation Committee. The number of shares available for issuance under the 2021 Employee Stock Purchase Plan increases automatically on the first day of each fiscal year of the Company beginning with the 2022 fiscal year and ending with the 2041 fiscal year, in an amount equal to the lesser of (i) 328,201 shares, (ii) 1% of the number of outstanding shares of common stock on the last day of the immediately preceding fiscal year or (iii) such number of shares determined by the Board or the Compensation Committee.
Investment Committee

The Investment Committee is responsible for assisting the Board in its oversight of:

•the Company’s investment strategy, performance and policies;
•the Company’s investment decisions; and
•the Company’s investment decisions, approvals, and adherence to its policies.

The Investment Committee currently consists of three directors: Ms. Frymire (Chair) and Messrs. van Paasschen and Turner. The Board has determined that all members of the Investment Committee meet the independence requirements applicable to directors under SEC rules and Nasdaq listing standards.

The Investment Committee was established in January 2025.
The Investment Committee is governed by a written charter, a copy of which is available on the Investor Relations section of our website at investors.sonder.com under “Corporate Governance—Documents & Charters—Committee Charters”. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.

As required by its charter, the Investment Committee conducts a self-evaluation at least annually. The Investment Committee also reviews and assesses the adequacy of its charter at least annually and recommends any proposed changes to the Board for its consideration.

Nominating Committee
The Nominating Committee is responsible for assisting the Board in its oversight of:
•matters relating to the composition and membership of the Board and its committees;
•the Board’s governance responsibilities;

•corporate responsibility and sustainability;
•succession planning of the CEO and other members of the Company’s executive management team;
•director orientation and continuing education; and
•Board and committee performance.
The Nominating Committee currently consists of two directors: Mses. Wallace (Chair) and Frymire. Mr. Aggarwal served as Chair of the Nominating Committee until September 2025 and Ms. Wallace has served as Chair of the Nominating Committee since September 2025. The Board has determined that all members of our Nominating Committee meet the independence requirements applicable to directors under SEC rules and Nasdaq listing standards.
The Nominating Committee met four times in 2024.
The Nominating Committee is governed by a written charter, a copy of which is available on the Investor Relations section of our website at investors.sonder.com under “Corporate Governance—Documents & Charters—Committee Charters”. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
As required by its charter, the Nominating Committee conducts a self-evaluation at least annually. The Nominating Committee also periodically reviews and assesses the adequacy of its charter and recommends any proposed changes to the Board for approval.
Considerations in Evaluating Director Nominees
In connection with nominating directors for election at the Annual Meeting and periodically throughout the year, the Nominating Committee considers the composition of the Board and each Board committee to evaluate its effectiveness and to ensure that the Board has the requisite combined expertise and its membership consists of persons with sufficiently diverse and independent backgrounds. The Nominating Committee makes recommendations to the Board with the respect to these assessments as it deems appropriate.
The Nominating Committee considers the following when considering nominees for director:
•the current size, organization and governance of the Board and its committees to ensure that the Board has the requisite combined expertise and its membership consists of persons with sufficiently diverse and independent backgrounds;
•a director nominee’s character, professional ethics and integrity, judgment, and business acumen, as well as their ability to exercise sound business judgment;
•a director nominee’s business and professional activities, proven achievement and competence in their field, tenure on the Board and skills that are complementary to the Board;
•a director nominee’s understanding of the Company’s business and the responsibilities that are required of a member of the Board;
•a director nominee’s other time commitments;
•a director nominee’s diversity with respect to professional background, education, race, ethnicity, gender, age and geography, absence of conflicts of interest, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board; and
•other factors that the Nominating Committee may consider appropriate, including but not limited to any applicable regulatory or stock exchange requirements relating to Board composition.

The Nominating Committee requires the following minimum qualifications to be satisfied by any nominee for a position on the Board:
•the highest personal and professional ethics and integrity;
•proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;
•skills that are complementary to those of the existing Board;
•the ability to assist and support management and make significant contributions to the Company’s success; and
•an understanding of the fiduciary responsibilities that is required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.
Once the Nominating Committee and the Board determine that it is appropriate to add a new director, either as a replacement or as a new position, the Nominating Committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Nominating Committee, the Board or management. This flexibility allows the Nominating Committee to adjust the process to best satisfy the objectives it is attempting to accomplish in any director search. The Nominating Committee may consider candidates recommended by management, by other members of the Nominating Committee, by the Board, by stockholders (see below under the heading “Stockholder Recommendations for Nominations to the Board of Directors”), or it may engage a third party to conduct a search for possible candidates based on criteria specified by the Nominating Committee. The Nominating Committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the Nominating Committee from other sources.
Once candidates are identified, the Nominating Committee conducts an evaluation of qualified candidates. There is no difference in the evaluation process of a candidate recommended by a stockholder as compared to the evaluation process of a candidate identified by any of the other means described above. In identifying and evaluating potential nominees to serve as directors, the Nominating Committee will examine each nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate.
If the Nominating Committee determines that a candidate should be nominated as a candidate for election to the Board, the candidate’s nomination is then recommended to the Board, and the Board may in turn conduct its own review to the extent it deems appropriate. When the Board has agreed upon a candidate, such candidate is recommended to the stockholders for election at an annual meeting of stockholders or appointed as a director by a vote of the Board, as appropriate.
From time to time, the Company engages the services of Korn Ferry to identify or evaluate or assist in identifying or evaluating suitable director candidates.

Stockholder Recommendations for Nominations to the Board of Directors
In order for a stockholder to have a candidate considered by the Nominating Committee, a stockholder should submit a written recommendation that includes
•as to each person whom the stockholder proposes to nominate for election or reelection as director: (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (2) a reasonably detailed description of any compensatory, payment or other financial agreement, arrangement or understanding that such person has with any other person or entity other than the Company including the amount of any payment or payments received or receivable thereunder, in each case in connection with candidacy or service as a director of the Company, and
•as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made: (1) the name and address of such stockholder (as they appear on the Company’s books) and any such beneficial owner; (2) for each class or series, if any, the number of shares of capital stock of the Company that are held of record or are beneficially owned by such stockholder and by any such beneficial owner; (3) a description of any agreement, arrangement or understanding between or among such stockholder and any such beneficial owner, any of their respective affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such nomination; (4) a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or any such beneficial owner or any such nominee with respect to the Company’s securities; (5) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such nomination before the meeting; (6) a representation as to whether such stockholder or any such beneficial owner intends or is part of a group that intends to (i) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Company’s outstanding capital stock required to elect each such nominee and/or (ii) otherwise to solicit proxies from stockholders in support of such nomination; and (7) any other information relating to such stockholder, beneficial owner, if any, or director nominee that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of such nominee pursuant to Section 14 of the Exchange Act.
Stockholder recommendations should be addressed to the Nominating Committee in care of our Secretary at the address set forth below under the heading “Stockholder Communications with the Board of Directors.”
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Our relationship with our stockholders is an important part of our corporate governance program. Engaging with our stockholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our stockholder and investor outreach practices have included or may include investor road shows, analyst meetings, and investor conferences and meetings. We also communicate with stockholders and other stakeholders through various media, including our annual report to stockholders, SEC filings, news releases, and our website. Our conference calls in connection with quarterly earnings releases are open to the public in real time and available as archived webcasts on our website for a period of time.
The Board has adopted policies and procedures for stockholders to send communications to the Board or any director(s), including the Lead Independent Director. These policies and procedures are administered by the Nominating Committee.

If a stockholder wishes to communicate directly with our non-management directors, messages can be sent to the Company’s General Counsel at Sonder Holdings Inc., 447 Sutter Street, Suite 405 # 542, San Francisco, CA 94108, Attn: General Counsel. The Company’s General Counsel or Legal Department reviews all incoming stockholder communications and, where appropriate, routes such communications to the appropriate director(s) or, if none is specified, to the Chairperson of the Board.
The Company’s General Counsel or Legal Department exercise their judgment in determining whether a response to any stockholder communication is necessary. The General Counsel reserves the right not to forward communications if they are deemed inappropriate, consist of individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to stockholders or other constituencies of the Company, are part of mass mailings, contain individual product complaints or inquiries, or consist of job inquiries, business solicitations and patently offensive or otherwise inappropriate material.
The Company’s acceptance and forwarding of a communication to the Board, or any member or members of the Board, does not imply that the directors owe or assume any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by law.
These policies and procedures do not apply to (a) communications to non-management directors from officers or directors of the Company who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, or (c) director nominations, pursuant to Rule 14a-11 of the Exchange Act (and related communications).
CODE OF BUSINESS CONDUCT AND ETHICS
The Board has adopted a Code of Business Conduct and Ethics that applies to all employees and directors, including our principal executive officer, principal financial officer, principal accounting officer, other executive officers, and other senior financial personnel. A copy of our Code of Business Conduct and Ethics is available on the Investor Relations section of our website at investors.sonder.com under “Corporate Governance—Document & Charters—Governance Documents”. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. If we make any substantive amendment to a provision of our Code of Business Conduct and Ethics that applies to, or grant any waiver from a provision of our Code of Business Conduct and Ethics to, our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we will promptly disclose the date and nature of the amendment or waiver (including the name of the person to whom the waiver was granted) on our website in accordance with the requirements of Item 5.05 of Current Report on Form 8-K.
DIRECTOR STOCK OWNERSHIP GUIDELINES
The Company believes that stock ownership by executives and non-employee directors aligns their interests with the interests of the Company’s stockholders. The Company’s Corporate Governance Guidelines authorize the Nominating Committee to prepare and maintain appropriate guidelines to fulfill this objective and promote the Company’s commitment to corporate governance. The Board adopted the Stock Ownership Guidelines in March 2025, which impose formal stock ownership guidelines for the Company’s directors and executive officers. The Stock Ownership Guidelines require our executive officers and non-employee directors (“Outside Directors”) to hold the following ownership levels for the amount of shares of the Company’s common stock:
•Chief Executive Officer: five (5) times base salary;
•Other Executive Officers: three (3) times base salary; and
•Outside Directors: four (4) times the annual cash retainer.
Stock ownership for these Stock Ownership Guidelines includes the following:
•Shares owned directly, including (i) shares purchased on the open market and (ii) shares that are derived from vested equity awards through the Company’s compensation plans, including stock-settled restricted stock units or performance share units, and exercised stock options (but excluding unvested restricted stock units that remain subject to the achievement of performance goals and unexercised stock options).
•Shares owned indirectly if the individual has an economic interest in the shares. For this purpose, indirect ownership includes shares that would be beneficially owned and reported for purposes of the stock ownership table in the Company’s proxy statement (excluding shares subject to a right to acquire) and shares beneficially owned and reportable under Section 16 of the Exchange Act of 1934.
•Shares owned through savings plans, such as the Company’s 401(k) plan, or individual retirement accounts.
Our executive officers Outside Directors are required to achieve the stock ownership requirements within five (5) years after becoming subject to the Stock Ownership Guidelines. If an individual becomes subject to a greater ownership level, due to promotion or an increase in base salary or annual cash retainer, the individual shall meet the higher ownership level within three (3) years following the effective date of the increase. Additional retention requirements includes the following:
•Individuals shall be required to retain at least 50% of any shares delivered through the Company’s compensation plans, including following the exercise of options, the vesting of restricted stock units, or the vesting of performance share units, until the applicable ownership level has been met. After achievement of the ownership level, individuals must continue to retain enough shares to maintain such level while serving as an executive officer or Outside Director.
•Shares that are owned by an individual on the date that he or she becomes subject to the Stock Ownership Guidelines may be disposed of only for one or more of the purposes set forth in the Stock Ownership Guidelines and only upon compliance with the procedures set forth therein.
•If an individual's stock ownership level is not attained by the end of a specified period, the retention requirement applicable to that individual under shall be increased to 100%.
•Once an individual achieves the applicable stock ownership level, the retention restrictions no longer apply unless a disposition would cause the individual’s stock ownership to fall below the applicable level.
All executive officers and Outside Directors have been subject to the Stock Ownership Guidelines for less than five (5) years and are in the transition period for compliance with the Stock Ownership Guidelines.

INSIDER TRADING POLICY
We have adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of our securities by directors, officers, and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations. In addition, with regard to the Company's trading of its own securities, it is our policy to comply with federal securities laws and applicable exchange listing requirements.
Our Insider Trading Policy prohibits directors, officers, and employees of the Company from, among other things, (i) engaging in transactions while in possession of material non-public information, (ii) engaging in certain derivative transactions, such as puts and calls, and other derivative securities with respect to the Company’s securities (other than stock options, performance awards, restricted stock units, and other compensatory awards issued by the Company), (iii) engaging in transactions related to the purchase of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities either granted by the Company as part of compensation or held, directly or indirectly, by such director, officer, or employee, (iv) holding Company securities in margin accounts, (v) using Company securities as collateral for any loan or as part of any other pledging transaction, (vi) engaging in short sales involving Company securities, (vii) selling Company securities of the same class within six months of purchase or purchasing Company securities of the same class within six months of sale; (viii) engaging in transactions where the instructions are to buy or sell Company securities and only if the price reaches specific criteria, other than those transactions that are open for only a limited duration, and (ix) engaging in other transactions that the Company may, from time to time, determine to be prohibited or allowed only with prior written consent. Our Insider Trading Policy requires that directors and executive officers complete certain pre-clearance procedures in order to trade in Company securities and permits trading plans that comply with Exchange Act Rule 10b5-1.
COMPENSATION RECOVERY POLICY
We believe that it is in the best interests of the Company and its stockholders to create and maintain a culture that emphasizes integrity and accountability and reinforces the Company’s pay-for-performance compensation philosophy. We have adopted a compensation recovery policy, which has been filed as an exhibit to our 2024 Annual Report. The compensation recovery policy provides for the recoupment of certain executive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws and describes certain remedies available to the Board to address executive officers who have engaged in fraudulent or other intentional misconduct. Our compensation recovery policy applies to any compensation paid to executive officers that is granted, earned, or vested based wholly or in part upon attainment of a financial reporting measure.
DIRECTOR COMPENSATION
Our directors play a critical role in guiding our strategic direction and overseeing the management of Sonder. The many responsibilities and risks and the substantial time commitment of being a director require that we provide adequate compensation commensurate with our directors’ workload and opportunity costs.
Directors who are employees of the Company do not receive additional compensation for their service as directors. The Board has adopted a compensation policy that governs the cash and equity compensation for our non-employee directors, other than Messrs. Aronzon and Stein, which was amended in May 2024 and December 2024 (as amended from time to time, the “Outside Director Compensation Policy”). The Outside Director Compensation Policy was developed with input from independent compensation consultants regarding practices and compensation levels at comparable companies and is designed to attract, retain, and reward non-employee directors. Under the Outside Director Compensation Policy, each of our non-employee directors receives the cash and equity compensation for services described below. We also reimburse our non-employee directors for reasonable, customary, and documented travel expenses to Board or committee meetings.
The Outside Director Compensation Policy provides for a maximum annual limit of $750,000 of aggregate compensation (cash retainers, fees, and equity awards) that may be paid, issued, or granted to a non-employee director in any fiscal year, and this limit is increased to $1,000,000 in an individual’s first year of service as a non-

employee director. For purposes of this limitation, the value of equity awards is based on the grant date fair value (determined in accordance with GAAP). Any cash compensation paid or equity awards granted to a person for their services as an employee, or for their services as a consultant (other than as a non-employee director), does not count towards such limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.
The Outside Director Compensation Policy has been amended as follows:
•May 2024 - increased the annual cash retainer payable to the Lead Independent Director from $15,000 to $35,000.
•December 2024 - (i) increased the annual cash retainer payable to each non-employee director from $35,000 to $65,000, (ii) removed the annual cash retainer payable to members of the committees, (iii) increased the annual cash retainer payable to the Board Chair (previously the Independent Lead Director) from $35,000 to $50,000, (iv) increased the annual cash retainer payable to the chair of each committee, (v) established the annual cash retainer payable to the Investment Committee Chair as $20,000, (vi) reduced the grant date fair value of the Annual Award (as described below) from $160,000 to $125,000, and (vii) removed the Initial Award.
Messrs. Aronzon and Stein do not participate in the Outside Director Compensation Policy and receive the following compensation for the performance of services:

•$40,000 per month for service as a board member and member of the Special Committee;

•$5,000 for each day in which the director is required to spend more than four (4) hours addressing matters that are outside of routine and customary Board matters;

•A right to request a transaction fee in connection with any transaction agreed to or consummated during service as a board member based on the time spent in connection with the transaction, the results achieved in the transaction, and other appropriate factors; and

•Reasonable and documented out-of-pocket travel expenses to Board or committee meetings.
Ms. Frymire ceased participating in the Outside Director Compensation Policy upon her appointment to the Special Committee on September 23, 2025 and receives the compensation described above for Messrs. Aronzon and Stein.
Cash Compensation
Our non-employee directors, other than Messrs. Aronzon and Stein, are entitled to receive the following cash compensation for their services under the Outside Director Compensation Policy:
•$65,000 per year for service as a board member;
•$50,000 per year for service as a board chair ($35,000 for service as the Independent Lead Director per year prior to December 31, 2024);
•$25,000 per year for service as chair of the Audit Committee;
•$20,000 per year for service as chair of the Compensation Committee ($12,000 per year prior to December 31, 2024);
•$20,000 per year for service as chair of the Investment Committee;
•$15,000 per year for service as chair of the Nominating Committee ($8,000 per year prior to December 31, 2024); and
•$1,500 per year for each meeting to the extent the Board or any of its committees meets more than eight times per year.

All cash payments to non-employee directors are paid quarterly in arrears on a pro-rated basis.
Ms. Frymire’s cash compensation changed to $40,000 per month upon her appointment to the Special Committee on September 23, 2025.
Equity Compensation
Annual Award
Each non-employee director, other than the excluded directors, the Board Chair, and Messrs. Aronzon and Stein, automatically receives, on the date of each annual meeting of our stockholders, an annual award of restricted stock units (an “Annual Award”) covering a number of shares of our common stock having a grant date fair value (determined in accordance with GAAP) of $125,000; provided that the first Annual Award granted to an individual following his or her initial election to the Board as a non-employee director will have a grant date fair value equal to the product of (A) $125,000 multiplied by (B) a fraction, (i) the numerator of which is equal to the number of calendar months in which the non-employee director first became a non-employee director and ending with the calendar month in which the first annual meeting following such calendar month occurs, and (ii) the denominator of which is 12; and provided further that any resulting fraction will be rounded down to the nearest whole share. The Board Chair will be granted an Annual Award covering a number of shares of our common stock having a grant date fair value (determined in accordance with GAAP) of $175,000. Each Annual Award will be scheduled to vest in full on the earlier of (i) the one-year anniversary of the grant date, or (ii) the date of the next annual meeting of our stockholders following the grant date, in each case, subject to the non-employee director continuing to be a non-employee director through the applicable vesting date. A non-employee director that is not independent in accordance with the applicable rules of the Nasdaq and the SEC will be paid fifty percent of the equity compensation such non-employee director would otherwise receive.
In the event of a “change in control” (as defined in the 2021 Equity Incentive Plan), each non-employee director will fully vest in their outstanding company equity awards immediately prior to the consummation of the change in control, provided that the non-employee director continues to be a non-employee director through such date.
Ms. Frymire no longer receives the Annual Award upon her appointment to the Special Committee on September 23, 2025.
2024 Director Compensation Table
The following table lists actual compensation paid to each of our non-employee directors for the year ended December 31, 2024. Mr. Davidson, our former CEO, did not receive additional compensation for his service as a director. All compensation paid to Mr. Davidson is reported in the “Summary Compensation Table”.
On March 14, 2024, the Audit Committee determined, based on management’s recommendation, that the Company’s previously issued audited consolidated financial statements for the year ended December 31, 2022 (the “2022 Annual Financial Statements”), and the unaudited condensed consolidated financial statements included in each of the Company’s quarterly reports on Form 10-Q filed with the SEC in 2023 (collectively with the 2022 Annual Financial Statements, the “Affected Financial Statements”), should no longer be relied upon. Due to the Affected Financial Statements, the Company’s Registration Statements on Form S-8 could not be relied upon for the issuance of equity. As a result, our non-employee directors did not receive any equity awards in the year ended December 31, 2024.

Name(1)	Fees Earned or Paid in Cash ($)(2)	Total ($)
Nabeel Hyatt(3)	$—	$—
Frits van Paasschen	$48,738	$48,738
Janice Sears	$82,230	$82,230
Michelle Frymire	$73,765	$73,765
Prashant (Sean) Aggarwal(4)	$51,230	$51,230
Sanjay Banker	$35,000	$35,000
Simon Turner	$45,131	$45,131
(1)    Each non-employee director had the following number of options and/or RSUs as of December 31, 2024:

Name	Options (#)	RSUs (#)
Nabeel Hyatt	—	—
Frits van Paasschen	10,424	12,517
Janice Sears	—	13,104
Michelle Frymire	—	15,193
Prashant (Sean) Aggarwal	—	15,031
Sanjay Banker	—	14,656
Simon Turner	—	26,622
(2)    Includes annual retainer, committee, and chair fees and the lead independent director fee paid to our non-employee directors under the Outside Director Compensation Policy.
(3)    On December 31, 2024, Mr. Hyatt resigned from his position as a member of the Board, effective as of the same date.
(4)    On September 19, 2025, Mr. Aggarwal resigned from his position as a member of the Board, effective as of the same date and forfeited all RSUs.

PROPOSAL NO. 2: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY
The Audit Committee has selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2024 and recommends that our stockholders vote “FOR” the ratification of such appointment. Deloitte has served as the Company’s independent registered public accounting firm since January 2022.
Representatives of Deloitte are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives are also expected to be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or applicable law require stockholder ratification of the appointment of Deloitte as our independent registered public accounting firm. However, the Board is submitting the appointment of Deloitte to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Deloitte. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and our stockholders.

Independent Registered Public Accounting Firm Fee Information
The fees in the table below for the years ended December 31, 2024 and 2023 were paid to Deloitte, the Company’s independent registered public accounting firm.

	Year Ended	Year Ended
	December 31, 2024	December 31, 2023
Audit Fees(1)	$3,525,000	$4,350,315
Audit-Related Fees(2)	348,468	131,000
All Other Fees(3)	3,790	1,895
Total	$3,877,258	$4,483,210
(1)Audit fees include fees associated with the annual audit of our financial statements, reviews of quarterly financial information, and the review of our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K.
(2)Audit-related fees consist of fees for professional services rendered in connection with the submission of our Registration Statement on Form S-8, as well as additional audit-related administrative fees.
(3)All Other Fees include fees associated with products and services (online research tools) provided by Deloitte.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our Audit Committee is required to pre-approve all services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the such accounting firm’s independence.

Vote Required and Recommendation of Board

The affirmative vote of holders of a majority of the voting power of the shares outstanding on the Record Date that are cast affirmatively or negatively (in person or by proxy) with respect to this proposal at the Annual Meeting. An abstention will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL NO. 3: THE NASDAQ PROPOSAL
Overview
In order to comply with Nasdaq Listing Rule 5635, as described in more detail below, our stockholders are being asked to approve the issuance of all of the shares of our common stock, par value $0.0001 per share that may be issued upon exercise of the warrants to purchase shares of our common stock that are exercisable for $1.50 per share (the “Warrants” and the shares of common stock issuable upon exercise of the Warrants, the “Warrant Shares”). The Warrants were issued in connection with our entrance into the Note and Warrant Purchase Agreement (the “Purchase Agreement”), by and among us and certain qualified institutional buyers or accredited investors, certain of whom are holders of shares of our Series A Preferred Stock (each a “Purchaser” and, collectively, the “Purchasers”) dated as of August 5, 2025, which (i) may be deemed under Nasdaq’s interpretations to result in a “change of control” and (ii) will exceed 20% of our outstanding shares of common stock immediately prior to the entrance into the Purchase Agreement.

Background & Description of Warrants

On August 5, 2025, we entered into the Purchase Agreement with the Purchasers, whereby issued and sold $24.540 million units, each comprised of (i) a senior secured promissory note and (ii) a Warrant.

The Purchase Agreement, among other things, requires us to include proposals in a preliminary proxy statement on Schedule 14A filed no later than December 15, 2025, with a definitive proxy including such proposal distributed as soon as practicable, for the purpose of obtaining stockholder approval of (i) the issuance of the Warrant Shares as required by Nasdaq Listing Rule 5635 (the “Nasdaq Proposal”) and (ii) an amendment to our Restated Certificate to increase the number of authorized shares of common stock to allow for the issuance of the Warrant Shares (the “Share Increase Amendment Proposal” and such approvals for the Nasdaq Proposal and the Share Increase Amendment Proposal collectively, the “Stockholder Approval”). If we do not obtain the Stockholder Approval at the Annual Meeting, the Purchase Agreement requires us to call a special meeting of stockholders each ninety (90) days thereafter at least two times until the earlier of the date on which (i) Stockholder Approval is obtained or (ii) the Warrants are no longer outstanding and not subject to issuance under the terms of the Purchase Agreement.

If we obtain the Stockholder Approval, the Warrants will be exercisable for shares of common stock until August 5, 2029. Subject to certain exceptions, the exercise price of the Warrants is subject to adjustment in the event of stock dividends, stock splits, stock combinations, reorganizations or similar events affecting the common stock, or in the event we are deemed to have sold any common stock or securities that would entitle the holder thereof to acquire common stock for a consideration per share less than a price equal to the exercise price of the Warrants in effect immediately prior to such issuance. Subject to limited exceptions, a holder of the Warrants will not have the right to exercise any portion of its Warrant if the holder (together with such holder’s affiliates, and any persons acting as a group together with such holder or any of such holder’s affiliates) would beneficially own a number of shares of common stock in excess of 4.99% of the shares of common stock then outstanding. At the holder’s option, upon notice to us, the holder may increase or decrease this beneficial ownership limitation not to exceed 19.99% of the shares of common stock then outstanding, with any such increase becoming effective upon 61 days’ prior notice to us. Under the Warrants, we are obligated to file a registration statement under the Securities Act by no later than December 15, 2025 with respect to the resale of the Warrant Shares.

The Warrants, which are collectively exercisable for an aggregate of 21,196,402 shares of common stock, provide that, in the case of certain fundamental transactions (including reclassification or reorganization of common stock, merger or consolidation of us or sale of all or substantially all assets in connection with which we are dissolved), the holder of the Warrant receives, subject to specified exceptions, the right to purchase and receive the securities or other property (including cash) receivable upon such event as if the holder of the Warrant had exercised such Warrant immediately prior to such event.

The Purchase Agreement also grants an affiliate of Polar Asset Management Partners Inc., which is a Purchaser and a holder of our Series A Preferred Stock and a beneficial owner of more than 5% of our common stock, the right to purchase up to 100% of any equity offering or certain debt financings until July 4, 2026.

Certain of our stockholders, including certain of the Purchasers, have agreed pursuant to Voting Support Agreements with us to vote all shares of capital stock owned thereby in favor of the Nasdaq Proposal. As of the Record Date, the aggregate number of shares of our voting capital stock subject to such Voting Support Agreements represented a majority of the issued and outstanding shares of our voting capital stock as of the Record Date (after taking into account applicable beneficial ownership limitations).

The foregoing summary of the Warrants and Warrant Shares is qualified in its entirety by the full text of the Warrant attached as Appendix A to this Proxy Statement, which is incorporated by reference herein.

Adverse Effects of Approval of this Proposal

The approval of this Nasdaq Proposal will result in the issuance of up to 21,196,402 Warrant Shares, which would dilute the ownership interest of our existing stockholders.

As a result, if the Nasdaq Proposal is approved, the recipients thereof may exercise a significant level of control over all matters requiring stockholder approval, including the election of directors, amendment of our Restated Certificate, and approval of significant corporate transactions. This control could have the effect of delaying or preventing a change of control of the Company or changes in management and will make the approval of certain transactions difficult or impossible without the approval of some or all of such holders, which in turn could reduce the price of our common stock. In addition, the sale into the public market of the Warrant Shares could materially and adversely affect the market price of our common stock.

Reasons for Requesting Stockholder Approval

Nasdaq Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the issuer. Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person or a group of affiliated persons may be deemed a change of control of such issuer. Under the Purchase Agreement, the Warrants are not exercisable until Stockholder Approval has been obtained. Without this limitation, the exercise of the Warrants for shares of our common stock may result individually or collectively in the issuance of more than 20% of our common stock and in a change of control under the Nasdaq interpretations of Nasdaq Listing Rule 5635(b). Stockholders should note that a “change of control,” as described under Nasdaq Listing Rule 5635(b), applies only with respect to the application of such rule, and does not necessarily constitute a “change of control” for purposes of Delaware law, our organizational documents or any other agreements to which we may be a party.

Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions, other than public offerings, resulting in the issuance of greater than 20% of the outstanding common stock or voting power of the issuer prior to the offering at a price less than the “Minimum Price,” which Nasdaq defines as the lower of the issuer’s most recent closing price immediately prior to signing the binding agreement for the transaction or the average of the closing price for the five trading days immediately preceding the signing of the binding agreement. The Warrants, if exercised, will result in the issuance of over 20% of our outstanding common stock at the time the Purchase Agreement was signed. As such, the exercise of the Warrants requires stockholder approval pursuant to Nasdaq Listing Rule 5635(d).

Pursuant to the Purchase Agreement, we agreed to include proposals in a preliminary proxy statement on Schedule 14A filed no later than December 15, 2025, with a definitive proxy including such proposal distributed as soon as practicable, for the purpose of obtaining Stockholder Approval.

Our Board has determined that approval of the Nasdaq Proposal is in our and our stockholders’ best interests.

Executive Officer and Director Interest

Our current directors and executive officers do not have an interest in this Proposal No. 3.

Appraisal or Dissenters’ Rights

Pursuant to the General Corporation Law of the State of Delaware (“DGCL”), stockholders are not entitled to appraisal rights or dissenters’ rights with respect to the Nasdaq Proposal.

Vote Required and Recommendation of Board

The affirmative vote of the holders of a majority of the voting power of the shares of capital stock on the Record Date that are cast affirmatively or negatively (in person or by proxy) with respect to the Nasdaq Proposal at the Annual Meeting will constitute the approval of the Nasdaq Proposal. An abstention, broker non-vote or a failure to submit a proxy or vote at the Special Meeting will have no effect on the outcome of the Nasdaq Proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NASDAQ PROPOSAL

PROPOSAL NO. 4: THE SHARE INCREASE AMENDMENT PROPOSAL
Overview

Our stockholders are being asked to approve an amendment to our Restated Certificate to increase the number of the Company’s authorized shares of capital stock, including shares of common stock. On August 4, 2025, the Board approved an amendment to the Restated Certificate to increase the number of the Company’s authorized shares of capital stock from 462,921,255 shares to 487,921,255 shares, consisting of (a) 237,921,255 shares of general common stock, including (i) 235,921,255 shares of common stock and (ii) 2,000,000 shares of special voting common stock, and (b) 250,000,000 shares of preferred stock (the “Share Increase Amendment Proposal”).
Form of the Share Increase Amendment
The proposed amendment (the “Share Increase Amendment”) would only amend the first paragraph of Article IV of the Restated Certificate to read in its entirety as follows:
“The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Company is authorized to issue is 487,921,255 shares, consisting of (a) 237,921,255 shares of General Common Stock (the “General Common Stock”), including (i) 235,921,255 shares of Common Stock (the “Common Stock”), and (ii) 2,000,000 shares of Special Voting Common Stock (the “Special Voting Common Stock”), and (b) 250,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).”
The summary above is wholly qualified by the complete text of the Certificate of Amendment of Certificate of Incorporation, in the form attached hereto as Appendix B and incorporated herein by reference.
Background and Reasons for the Share Increase Amendment Proposal
The Restated Certificate currently authorizes the issuance of up to 462,921,255 shares of capital stock, consisting of (a) (i) 210,921,255 shares of general common stock and (ii) 2,000,000 shares of special voting common stock and (b) 250,000,000 shares of Preferred Stock. As of the close of business on the Record Date, there were (i) 13,308,481 shares of common stock, including 550,938 shares of special voting common stock issued and outstanding and entitled to vote at the Annual Meeting, and (ii) 59,690,000 shares of Series A Preferred Stock, issued and outstanding, convertible into 59,690,000 shares of common stock (based on a conversion price of $1.00, excluding accrued and unpaid dividends and without giving effect to any beneficial ownership limitations), or a total of 72,998,481 shares of common stock issued and outstanding and entitled to vote at the meeting (without giving effect to any beneficial ownership limitations).
Certain of our stockholders, including certain of the Purchasers, have agreed pursuant to Voting Support Agreements to vote all shares of capital stock owned thereby in favor of the Share Increase Amendment Proposal. As of the Record Date, the aggregate number of shares of our voting capital stock subject to such Voting Support Agreements represented a majority of the issued and outstanding shares of our voting capital stock as of the Record Date (after taking into account applicable beneficial ownership limitations).
Purpose of the Share Increase Amendment
Pursuant to the Purchase Agreement, the Company agreed, and the Board believes it is in the best interest of the Company, to increase the number of authorized shares of common stock by 25,000,000 shares of common stock in order to ensure, among other things, that there are a sufficient number of authorized shares of common stock reserved for issuance of all the Warrant Shares.
At this time, the increase in authorized shares of the Company’s common stock is not in any way related to any plans or intentions to enter into a merger, consolidation, acquisition or similar business combination transaction.
Rights of Additional Authorized Shares
Any newly authorized shares of common stock will be identical to the shares of common stock now authorized and outstanding. The Share Increase Amendment will not alter the voting powers or relative rights of the common stock, the special voting common stock or the Preferred Stock. In accordance with the Restated Certificate and the DGCL, any of our authorized but unissued shares of Preferred Stock are “blank check” preferred stock which shall have such voting rights, dividend rights, liquidation preferences, conversion rights and preemptive rights as may be designated by the Board pursuant to a certificate of designation. We are not seeking to increase the number of authorized shares of Preferred Stock.
Potential Adverse Effects of the Share Increase Amendment
The adoption of the Share Increase Amendment will have no immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders. The Board has no current plans to issue shares from the additional authorized shares provided by the Share Increase Amendment Proposal other than facilitating the exercise of the Warrants. However, any future issuance of additional authorized shares of our common stock may, among other things, dilute the earnings per share of common stock and the equity and voting rights of those holding common stock or special voting common stock at the time the additional shares are issued. Additionally, this potential dilutive effect may cause a reduction in the market price of our common stock.
Potential Anti-Takeover Effects
By increasing the number of authorized but unissued shares of common stock, thus increasing the total amount of the Company’s authorized shares of capital stock, our ability to issue additional shares of common stock could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, our ability to issue additional shares of common stock could adversely affect the ability of third parties to take over the Company or effect a change of control of the Company by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company that the Board determines is not in the Company’s best interests or in the best interests of our stockholders. The ability of the Board to cause the Company to issue substantial amounts of common stock or preferred stock without the need for stockholder approval, except as may be required by law or regulation, upon such terms and conditions as the Board may determine from time to time in the exercise of its business judgment may, among other things, result in practical impediments with respect to changes in control of the Company or have the effect of diluting the stock ownership of holders of common stock seeking to obtain control of the Company. The issuance of common stock or preferred stock, while providing desirable flexibility in connection with potential financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of the Company. The Board, however, does not intend or view the Share Increase Amendment Proposal to effect the Share Increase Amendment as an anti-takeover measure, nor does the Board contemplate using the resulting increase in shares of common stock (the “Share Increase”) in this manner in the foreseeable future.
Appraisal or Dissenters’ Rights
Pursuant to the DGCL, stockholders are not entitled to appraisal rights or dissenters’ rights with respect to the Share Increase Amendment or the Share Increase.
Effectiveness of Share Increase Amendment
If the Share Increase Amendment Proposal is approved by the stockholders at the Annual Meeting, the Share Increase Amendment will become effective upon the filing of a certificate of amendment to our Restated Certificate with the Secretary of State of the State of Delaware. The Board will have sole and absolute discretion to determine the time and date, if at all, of the filing of the Share Increase Amendment.
Executive Officer and Director Interest
Our current directors and executive officers do not have an interest in this Proposal No. 4.
Vote Required and Recommendation of Board
The affirmative vote of a majority of the voting power of the shares of our capital stock outstanding on the Record Date and entitled to vote on the matter is required to approve the Share Increase Amendment Proposal. Abstentions and broker non-votes, if any, will have the same effect as votes against the Share Increase Amendment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE SHARE INCREASE AMENDMENT PROPOSAL

PROPOSAL NO. 5: THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow the Board to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve the Nasdaq Proposal or the Share Increase Amendment Proposal. In no event will the Board adjourn the Annual Meeting beyond the date by which it may properly do so under our Restated Certificate, Bylaws, and Delaware law.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by stockholders, the Board may not be able to adjourn the Annual Meeting to a later date in the event that there are insufficient votes for the approval of the Nasdaq Proposal or the Share Increase Amendment Proposal.
Executive Officer and Director Interest
None of our current directors and executive officers have an interest in this Proposal No. 5.
Vote Required and Recommendation of Board
The affirmative vote of the holders of a majority of the voting power of the shares of capital stock on the Record Date that are cast affirmatively or negatively (in person or by proxy) with respect to the Adjournment Proposal at the Annual Meeting will constitute the approval of the Adjournment Proposal. An abstention or a failure to submit a proxy or vote at the Annual Meeting will have no effect on the outcome of the Adjournment Proposal. Brokers are entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL

OTHER INFORMATION RELATED TO US AND OUR DIRECTORS AND EXECUTIVE OFFICERS
Security Ownership of Certain Beneficial Owners and Management
The following tables set forth certain information known to us regarding beneficial ownership of our voting securities as of September 8, 2025 by:
•    each person known by us to be the beneficial owner of more than 5% of any class of our voting securities;
•    each of our named executive officers;
•    each of our directors; and
•    all current executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if they possess sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of September 8, 2025. For purposes of calculating each person’s percentage ownership, options and warrants that are currently exercisable or exercisable within 60 days of September 8, 2025 are deemed exercised in full for that person but not for any other person.
Percentage ownership of our voting securities is based on 13,308,481 shares of our common stock issued and outstanding and 59,690,000 shares of Series A Preferred Stock issued and outstanding, convertible into an aggregate of 59,690,000 shares of common stock (based on a conversion of $1.00, excluding accrued and unpaid dividends and after taking into account applicable beneficial ownership limitations), assumes that none of the up to 725,000 shares of common stock in potential Earn Out Shares (as defined below) will be earned within 60 days of September 8, 2025. In connection with the Business Combination, holders of Legacy Sonder’s common stock and certain other securityholders are entitled to receive their pro rata share of up to an aggregate of 725,000 additional shares of our common stock (referred to as the “Earn Out Shares”) as consideration, if our common stock achieves certain benchmark share prices (each achievement of such a benchmark being referred to as a “Triggering Event”) as contemplated by the Agreement and Plan of Merger for the Business Combination. If no Triggering Event occurs prior to July 17, 2027, no Earn Out Shares will be issued.
Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all of the shares beneficially owned by them. To our knowledge, no shares of common stock beneficially owned by any current executive officer or director have been pledged as security. Unless otherwise indicated, the mailing address of each of the stockholders below is c/o Sonder Holdings Inc., 447 Sutter Street Suite 405 #542, San Francisco, CA 94108.

Principal Stockholders

Name of Beneficial Owner	Number of Shares of Common Stock	Percentage of Common Stock	Number of Shares of Series A Preferred Stock	Percentage of Shares of Series A Preferred Stock	Total Voting Power %
5% stockholders
Polar Asset Management Partners Inc.(1)	500,000	3.8%	7,000,000	11.7%	4.4%
Francis Davidson(2)	760,877	5.6%	2,095,000	3.5%	3.8%
iNovia Growth Capital Inc.(3)	411,836	3.1%	5,000,000	8.4%	1.9%
Atreides Foundation Master Fund LP(4)	926,202	7.0%	19,000,000	31.8%	1.6%
Senator Global Opportunity Master Fund L.P.(5)	2,667,762	16.9%	1,000,000	1.7%	3.2%
Entities affiliated with Prashant Gupta(6)	450,000	3.4%	7,000,000	11.7%	0.8%
Entities affiliated with BlackRock Inc.(7)	3,508,497	21.5%	—	—%	3.4%
Directors and named executive officers
Janice Sears(8)	68,339	*	—	—%	*
Francis Davidson(2)	760,877	5.6%	2,095,000	3.5%	3.8%
Martin Picard(9)	228,281	1.7%	—	—%	*
Michael Hughes	—	—%	—	—%	—%
Dominique Bourgault(10)	64,055	*	—	—%	*
Katherine E. Potter(11)	17,500	*	—	—%	*
Prashant (Sean) Aggarwal(12)	67,542	*	—	—%	*
Paul Aronzon	—	—%	—	—%	—%
Sanjay Banker(13)	246,612	1.8%	100,000	*	*
Frits Dirk van Paasschen(14)	80,498	*	—	—%	*
Michelle Frymire(15)	67,262	*	—	—%	*
Jeffrey Stein	—	—%	—	—%	—%
Simon Turner(16)	67,437	*	—	—%	*
Erin Wallace	—	—%	—	—%	—%
All directors and executive officers as a group (10 persons)(17)	545,285	3.8%	100,000	*	*
*    Represents less than 1%.
(1)    Consists of (a) 500,000 shares of common stock and (b) 7,000,000 shares of Series A Preferred Stock held by Polar Asset Management Partners Inc., who disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest therein. The business address of Polar Asset Management Partners Inc. is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(2)    Consists of (a) 203,010 shares of common stock held directly by Mr. Davidson, (b) 371,069 shares of special voting common stock, (c) 70,198 shares of common stock subject to outstanding options which are exercisable within 60 days of September 8, 2025, (d) 116,600 shares of restricted stock units (“RSUs”) subject to vest within 60 days of September 8, 2025, and (e) 2,095,000 shares of Series A Preferred Stock held by Mr. Davidson. Mr. Davidson resigned from the Company on June 24, 2025.
(3)    Consists of (a) 411,836 shares of common stock, of which (i) 152,964 shares are owned directly by iNovia Growth Fund, L.P., (ii) 17,534 shares are owned directly by iNovia Growth Fund-A, L.P., (iii) 136,399 shares are owned directly by iNovia Growth SPV - Quebec, L.P., and (iv) 104,939 shares of common stock issuable upon the exchange of exchangeable shares of Sonder Canada Inc., a subsidiary of the Company, corresponding to 104,939 shares of special voting common stock, of which 95,835 shares are owned directly by iNovia Growth Fund, L.P. and 9,104 shares are owned directly by iNovia Growth Fund-A, L.P., (b) 5,000,000 shares of Series A Preferred Stock, of which 4,489,785 shares of Series A Preferred Stock are owned directly by iNovia Growth Fund, L.P. and 510,215 shares of Series A Preferred Stock are owned directly by iNovia Growth Fund-A, L.P., which are subject to a 9.9% beneficial ownership limitation, and (c) excludes 29,508 shares of common stock to be issued upon the achievement of certain share price targets, of which 17,826 shares, 1,909 shares and 9,773 shares will be issued to iNovia Growth Fund, L.P., iNovia Growth Fund-A, L.P. and iNovia Growth SPV - Quebec, L.P., respectively. iNovia Growth Capital Inc. is the general partner of each of iNovia Growth Fund, L.P., iNovia Growth Fund-A, L.P. and iNovia Growth SPV - Quebec, L.P., and may be deemed to share beneficial ownership of the shares of common stock of which each of iNovia Growth Fund, L.P., iNovia Growth Fund-A, L.P. and iNovia Growth SPV - Quebec, L.P. is the record owner. iNovia Growth Capital Inc. is the general partner of each of iNovia Growth Fund, L.P., iNovia Growth Fund-A, L.P. and iNovia Growth SPV - Quebec, L.P. In such capacities, iNovia Growth Capital Inc. may be deemed to beneficially own the securities owned directly by iNovia Growth Fund, L.P., iNovia Growth Fund-A, L.P. and iNovia Growth SPV - Quebec, L.P., but disclaims beneficial ownership of the securities reported herein except to the extent of its pecuniary interest therein. The address of the principal business office of iNovia Growth Capital Inc. is 3 Place Ville-Marie, Suite, 12350, Montreal, Quebec, Canada 1H3B 0E7.
(4)    Consists of (a) 926,202 shares of common stock, and (b) 19,000,000 shares of Series A Preferred Stock held by Atreides Foundation Master Fund LP (“Atreides”), which are subject to a 9.9% beneficial ownership limitation. Atreides Foundation Fund GP, LLC (as the General Partner of Atreides) and Gavin Baker (as the investment manager for Atreides) each had shared voting power and dispositive power with regards to such shares and may be deemed to beneficially own the securities owned directly by Atreides. The business address of each of the person and entities identified in this footnote is c/o Atreides Management, LP, One International Place, Suite 4410, Boston, MA 02110.
(5)    Consists of (a) 215,210 shares of common stock, (b) 2,452,552 warrants that are exercisable into shares of common stock, and (c) 1,000,000 shares of Series A Preferred Stock, which are subject to a 4.9% beneficial ownership limitation. The address of the principal business office of Senator Global Opportunity Master Fund L.P. is 510 Madison Avenue, 28th Floor, New York, NY 10022.
(6)    Consists of (a) 438,000 shares of common stock held by the Prashant Gupta 2015 Revocable Trust, (b) 12,000 shares of common stock held by the NEEM 2020 Trust, (c) 3,000,000 shares of Series A Preferred Stock held directly by NEEM 2020 Trust, and (d) 4,000,000 shares of Series A Preferred Stock held directly by RAASHI 2021 GST Trust, which are subject to a 4.9% beneficial ownership limitation. Prashant Gupta is the trustee of each entity and disclaims beneficial ownership of the shares held by each entity except to the extent of any pecuniary interest therein. The address for each of the persons and entities identified in this footnote is 26 Meadowview Drive Northfield, IL 60093.
(7)    Consists of (a) 461,050 shares of common stock, and (b) 3,047,447 shares of common stock upon exercise of certain warrant held by entities affiliated with BlackRock, Inc. The registered holders of the referenced shares to be registered are the following funds and accounts under management by subsidiaries of BlackRock, Inc.: BlackRock ESG Capital Allocation Term Trust; BlackRock Global Allocation Fund (Aust); BlackRock Capital Allocation Term Trust; BlackRock Global Allocation Fund, Inc.; BlackRock Global Long/Short Credit Fund of BlackRock Funds IV; BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds V; BlackRock Strategic Global Bond Fund, Inc.; BlackRock Global Allocation Collective Fund; Strategic Income Opportunities Bond Fund; BlackRock Total Return Bond Fund; BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc.; BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc.; Brighthouse Funds Trust II - BlackRock Bond Income Portfolio; BlackRock Total Return Fund of BlackRock Bond Fund, Inc.; LVIP BLACKROCK GLOBAL ALLOCATION FUND. BlackRock, Inc. is the ultimate parent holding company of such subsidiaries. On behalf of such subsidiaries, the applicable portfolio managers, as managing directors (or in other capacities) of such entities, and/or the applicable investment committee members of such funds and accounts, have voting and investment power over the shares held by the funds and accounts which are the registered holders of the referenced shares. Such portfolio managers and/or investment committee members expressly disclaim beneficial ownership of all shares held by such funds and accounts. The address of such funds and accounts, such subsidiaries and such portfolio managers and/or investment committee members is 50 Hudson Yards, New York, NY 10001.
(8)    Consists of (a) 18,650 shares of common stock held beneficially by Ms. Sears, and (b) 49,689 shares of common stock subject to outstanding RSUs which will vest within 60 days of September 8, 2025.
(9)    Consists of (a) 2,570 shares of common stock held beneficially by Mr. Picard, (b) 127,834 shares of common stock subject to outstanding options which are exercisable within 60 days of September 8, 2025, and (c) 97,877 shares of common stock subject to outstanding RSUs which will vest within 60 days of September 8, 2025. Mr. Picard resigned from the Company effective September 16, 2025.

(10)    Consists of (a) 5,000 shares of common stock held beneficially by Mr. Bourgault and (b) 59,055 shares of common stock subject to outstanding options which are exercisable within 60 days of September 8, 2025. Mr. Bourgault resigned from the Company effective December 2, 2024.
(11)    Consists of 17,500 shares of common stock subject to outstanding options which are exercisable within 60 days of September 8, 2025. Ms. Potter resigned from the Company effective November 22, 2024.
(12)    Consists of (a) 15,032 shares of common stock held beneficially by Mr. Aggarwal, and (b) 52,510 shares of common stock subject to outstanding RSUs which will vest within 60 days of September 8, 2025. Mr. Aggarwal resigned from the Board on September 19, 2025.
(13)    Consists of (a) 14,657 shares of common stock held beneficially by Mr. Banker, (b) 182,266 shares of common stock subject to outstanding options which are exercisable within 60 days of September 8, 2025, (c) 49,689 shares of common stock subject to outstanding RSUs which will vest within 60 days of September 8, 2025, and (d) 100,000 shares of Series A Preferred Stock.
(14)    Consists of (a) 20,385 shares of common stock held beneficially by Mr. van Paasschen, (b) 10,424 shares of common stock subject to outstanding options which are exercisable within 60 days of September 8, 2025, and (c) 49,689 shares of common stock subject to outstanding RSUs which will vest within 60 days of September 8, 2025.
(15)    Consists of (a) 15,192 shares of common stock held beneficially by Ms. Frymire, and (b) 52,070 shares of common stock subject to outstanding RSUs which will vest within 60 days of September 8, 2025.
(16)    Consists of (a) 8,874 shares of common stock held beneficially by Mr. Turner, and (b) 58,563 shares of common stock subject to outstanding RSUs which will vest within 60 days of September 8, 2025.
(17)    Shares beneficially owned by all of our current directors and executive officers as a group include the shares described in footnotes 8 and 13 through 16.
Executive Officers
The following table sets forth certain information concerning our executive officers as of September 25, 2025.

Name	Age	Position(s) with the Company
Janice Sears	65	Interim Chief Executive Officer and Director (Chairperson of the Board)
Vanessa Barmack	40	General Counsel and Secretary
Janice Sears
Ms. Sears’ biographical information can be found in “Proposal No. 1: Election of Directors” above.
Vanessa Barmack
Vanessa E. Barmack has served as General Counsel and Secretary since May 2025 and previously served as Interim General Counsel and Secretary from November 2024 to May 2025. Ms. Barmack also served as Associate General Counsel from August 2023 to November 2024 and joined Sonder in November 2021 as Managing Counsel. Prior to joining Sonder, Ms. Barmack was a partner in the Real Estate practice group at McDermott Will & Emery LLP, an international law firm, based in the firm’s New York City office from 2013 to November 2021. Ms. Barmack holds a Bachelor of Arts in Government from the University of Redlands and a Juris Doctorate from University of Notre Dame.

Legal Proceedings
There are no material legal proceedings in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associate of any such director, officer, affiliate, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

EXECUTIVE COMPENSATION
As a company operating in a highly competitive market at the intersection of the hospitality and technology industries, Sonder views its people as key drivers of its success. Sonder’s executive compensation program is designed to attract, retain, and motivate talented leaders, who enable us to succeed in a rapidly evolving competitive environment and achieve Sonder’s mission of making a world of better stays open to all. Sonder expects its executive team to demonstrate strong leadership and management capabilities and to strengthen its culture in order to achieve competitive advantage and speed of innovation.

Sonder’s executive compensation program is oriented towards long-term retention and value creation objectives, and is structured to ensure that a significant portion of executive compensation is tied to performance and the delivery of stockholder value.

Sonder’s executive compensation philosophy strives to achieve the following objectives:
•Provide market-competitive compensation opportunities to attract, retain, and motivate high performing executives whose experience, skills, and impact are critical to our success;
•Provide cash compensation (consisting of fixed base salary and variable annual bonus) and long-term equity awards (consisting of time based-awards and at-risk performance-based awards) that encourage appropriate levels of risk-taking by the executive team and align their interests with those of the Company’s stakeholders; and
•Ensure that Sonder’s compensation program is equitable for similarly-situated executives to drive collaboration towards achievement of its long-term business goals.
This section provides an overview of Sonder’s executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below.
On March 14, 2024, the Audit Committee of the Company determined, based on management’s recommendation, that the Affected Financial Statements should no longer be relied upon. The Affected Financial Statements were previously restated and the Company concluded that, after conducting a recovery analysis of incentive-based compensation received by the Company’s executive officers during the relevant recovery period, that no clawback of incentive-based compensation was required because such compensation was not based on a financial reporting metric affected by the Affected Financial Statements.

Summary Compensation Table
The following table sets forth information regarding the compensation awarded to, earned by or paid to our named executive officers for the fiscal years ended December 31, 2024, and 2023.

Name and Principal Position	Year	Salary(1)	Option Awards(2)	All Other Compensation	Total
Francis Davidson Former Chief Executive Officer(3)	2024	$360,000	$—	$2,469	$362,469
	2023	$360,000	$1,199,990	$—	$1,559,990
Dominique Bourgault Former Chief Financial Officer(4)	2024	$477,865	$—	$—	$477,865
	2023	$390,288	$1,340,690	$—	$1,730,978
Martin Picard Former Chief Real Estate Officer(5)	2024	$378,708	$—	$3,083	$381,791
	2023	$355,635	$504,990	$800	$861,425
Katherine E. Potter Former Chief Legal and Administrative Officer(6)	2024	$450,865	$—	$717	$451,582
	2023	$121,154	$—	$—	$121,154
__________
(1)    The amounts in this column for Mr. Picard for fiscal year 2024 were converted into USD using the Bank of Canada annual CAD to USD 2024 exchange rate of US$1.00 = CAD 1.3698 or CAD 1.00 = US$0.7300. The amounts in this column for Mr. Picard for fiscal year 2023 were converted into USD using the Bank of Canada annual CAD to USD 2023 exchange rate of US$1.00 = CAD 1.3497 or CAD 1.00 = US$0.7409.
(2)    The amounts in this column represent the aggregate grant-date fair value of awards granted to each named executive officer in 2024 and 2023 (where applicable), computed in accordance with FASB ASC Topic 718. See Note 11, Equity Incentive Plans and Stock-Based Compensation, to the consolidated financial statements included within Part II, Item 8 of the Annual Report on Form 10-K for the year ended December 31, 2024 for additional information regarding the assumptions made by Sonder in determining the grant-date fair value of Sonder’s equity awards.
(3)    Mr. Davidson resigned from the Company effective June 24, 2025.
(4)    Mr. Bourgault resigned from the Company effective December 2, 2024. The amount shown in the salary column for 2024 represents a partial year’s salary based on his December 2, 2024 end date. Mr. Bourgault’s annual salary was $495,000.
(5)    Mr. Picard resigned from the Company effective September 16, 2025.
(6)    Ms. Potter joined the Company as General Counsel and Secretary effective September 11, 2023. The amount shown in the salary column for 2023 represents a partial year’s salary based on her September 11, 2023 start date. Ms. Potter resigned from the Company effective November 22, 2024. The amount shown in the salary column for 2024 represents a partial year’s salary based on her November 22, 2024 termination date. Ms. Potter’s annual salary was $495,000.

Base Salaries
Our named executive officers receive base salaries to compensate them for services rendered to the Company during their employment. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. The base salaries of our named executive officers are reviewed at least annually by the Compensation Committee and were increased in 2024 for each of our named executive officers, other than Mr. Davidson.

Equity Awards
Our named executive officers participate in a long-term incentive plan (the “LTIP”) during their employment and are eligible to receive annual equity awards, which are critical to focusing our named executive officers on the Company’s long-term growth. Our equity awards for executive officers in 2024 were intended to be generally in the form of stock options, which typically have vesting period of four years and vest on a monthly basis. Stock options granted to new hires typically have a vesting period of one year for 25% of the grant and terminate ten years after the grant date. Due to the Affected Financial Statements, the Company’s registration statement on Form S-8 for securities related to its employee incentive plans (the “Form S-8”) was no longer effective and could not be relied upon for the issuance of equity. Therefore, in April 2024, the Company suspended all exercises and purchases of Company securities under its equity plans, the issuance of shares of Company common stock pursuant to its equity plans, the settlement of any restricted stock units under its equity plans, and the grant of equity awards under its equity plans until the Company was able to use the Form S-8.

Equity Award Timing Policies and Procedures
In accordance with Item 402(x) of Regulation S-K, we are providing information regarding our procedures related to the grant of certain equity awards close in time to the release of material nonpublic information (“MNPI”). Although we do not have a formal policy, program, or plan that requires us to award equity or equity-based compensation on specific dates, we generally issue equity awards to our executive officers annually in the first quarter, and such awards are approved by our Compensation Committee during the first quarter. Additionally, our Insider Trading Policy prohibits directors, officers, and employees from trading in our securities while in possession of or on the basis of MNPI. We have not timed, and do not plan to time, the disclosure of MNPI for the purpose of affecting the value of executive compensation.
In the year ended December 31, 2024, no options were granted to our named executive officers within four business days prior to, or one business day following, the filing or furnishing of a periodic or current report by us that disclosed MNPI.

2025 Executive Compensation Program Updates

In October 2024, the Compensation Committee, in consultation with its new independent compensation consultant, Ferguson Partners Consulting L.P. (“Ferguson”), began a process to review the Company’s executive compensation program, including to develop of an appropriate peer group, perform a market assessment of executive compensation, and assist in the development of updates to the Company’s executive compensation program. In March 2025, the Compensation Committee revised the executive compensation program by (i) adding an annual cash bonus plan (the “short-term incentive plan” or “STIP”) and (ii) revising the LTIP, as described in greater detail below. The base salaries for certain of our named executive officers were also increased by the Compensation Committee, in consultation with Ferguson, in order to better align with the market practices of companies in the Company’s peer group as follows: Mr. Davidson to $550,000 and Mr. Picard to $480,000.
The STIP is designed to motivate and reward our executives, including our named executive officers, for achievements relative to the Company’s goals and expectations for each fiscal year. The STIP for the fiscal year ending December 31, 2025 was approved in the spring of 2025 by the Compensation Committee. Each named executive officer has a target bonus opportunity, defined as a dollar amount and tied to certain pre-determined metrics established by the Compensation Committee. Following the end of the year, our Compensation Committee will determine the cash bonus (if any) for our executives, including our named executive officers, based on company performance against the pre-determined metrics, and retains discretion to allow for individual adjustments, based on such factors as it deems appropriate. The target bonus amounts for our named executive officers prior to the termination of their employment was $360,000 for Mr. Picard and $550,000 for Mr. Davidson.
At the beginning of 2025, the LTIP was revised to grant equity awards in the form of performance stock units (“PSUs”) and restricted stock units (“RSUs”) to executive officers based on certain pre-determined metrics and related vesting criteria. The LTIP awards for our named executive officers for 2025, expressed as a percentage of the total equity award, were 80% PSUs and 20% RSUs for Mr. Davidson, and 70% PSUs and 30% RSUs for Mr. Picard. The PSUs are subject to pre-determined performance metrics consisting of strategic and financial goals and related vesting criteria. The number of PSUs that will be eligible to vest will be determined upon the Compensation Committee’s certification of achievement of the applicable metrics and criteria. The RSUs are subject to time-vesting conditions and generally vest 1/3 per year subject to the recipient continuing to provide services.
In March 2025, the Company granted (i) Mr. Davidson 2,243,747 PSUs (at target) and 560,937 RSUs and (ii) Mr. Picard 1,096,227 PSUs (at target) and 469,811 RSUs. Mr. Hughes’ compensation was not revised during his service as the Chief Financial Officer.
On June 24, 2025, Sonder and Mr. Davidson entered into a Separation Agreement and Release pursuant to which Mr. Davidson resigned as director and Chief Executive Officer of Sonder, as described in greater detail in the section below entitled, “Named Executive Officer Employment Agreements.”

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2024.

	Option Awards(1)(2)						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Francis Davidson	—	236,431	(5)(6)	$34.80	(7)	2/19/2031	74,942	(8)	$238,316		—	—
	54,599	70,400	(9)	$18.09	(10)	3/16/2033	—		$0		464,999	$1,478,697
Dominique Bourgault	57,105	—	(11)	18.00	(10)	3/16/2033	—		—		—	—
	1,950	—	(12)	7.40	(10)	9/12/2033	—		—		—	—
Martin Picard	1,287	—	(13)	13.40	(14)	8/3/2027	—		—		999,996	$1,239,995
	1,415	—	(15)	13.40	(14)	11/9/2027	—		—		—	—
	8,254	—	(16)	27.80	(14)	1/28/2029	—		—		—	—
	12,162	—	(17)	27.80	(14)	1/28/2029	—		—		—	—
	7	—	(18)	27.80	(14)	1/28/2029	—		—		—	—
	77	—	(19)	27.80	(14)	1/28/2029	—		—		—	—
	3	—	(20)	57.00	(14)	11/15/2029	—		—		—	—
	8,879	—	(5)(21)	34.80	(7)	2/7/2030	—		—		—	—
	68	—	(5)(22)	34.80	(7)	2/7/2030	—		—		—	—
	74	—	(5)(23)	34.80	(7)	6/18/2030	—		—		—	—
	3,088	—	(5)(24)	34.80	(7)	11/5/2030	—		—		—	—
	11,644	525	(5)(25)	34.80	(7)	2/19/2031	—		—		—	—
	941	217	(5)(26)	34.80	(7)	11/11/2031	—		—		—	—
	30,541	21,886	(5)(27)	34.80	(7)	8/16/2023	—		—		—	—
	21,840	28,159	(28)	18.00	(10)	3/16/2033	—		—	10	—	—
	1,950	4,300	(29)	7.40	(10)	9/12/2033	—		—		—	—
Katherine E. Potter	17,500	—	(30)	7.40	(10)	9/12/2033	—		—		—	—
(1)    All stock options granted prior to 2020 were granted pursuant to the Sonder Canada Inc. Stock Option Plan. All stock options granted in 2020 and 2021 were granted pursuant to the Legacy Sonder 2019 Equity Incentive Plan, as amended (the “2019 Plan”). Unless otherwise indicated in the footnotes, all equity awards granted after 2021 were granted pursuant to the 2021 Equity Incentive Plan.
(2)    In connection with the Reverse Stock Split, each then-outstanding stock option then held by our named executive officers was adjusted as follows: (a) the number of shares subject to each such option was divided by twenty, with the resulting number rounded down to the nearest whole share; and (b) the exercise price applicable to each such outstanding option was multiplied by twenty, with the resulting price rounded up to the nearest whole cent. The amounts set forth in the table above with respect to options granted prior to September 21, 2023 reflect such adjustments.
(3)    The amounts in this column reflect the closing price of our common stock on the Nasdaq on December 31, 2024 (the last trading day of the fiscal year ended December 31, 2024).
(4)    The amounts in this column represent the performance-based RSU awards granted on May 15, 2022 under the 2021 Management Equity Incentive Plan (the “MEIP”), which vest (i) 1/6th on the date on which the Common Share Price (as defined in the MEIP) is equal to or greater than $260.00 (as adjusted for the Reverse Stock Split, Triggering Event I (as defined in the Merger Agreement)), (ii)

1/6th on the date on which the Common Share Price is equal to or greater than $310.00 (as adjusted for the Reverse Stock Split, Triggering Event II (as defined in the Merger Agreement)), (iii) 1/6th on the date on which the Common Share Price is equal to or greater than $360.00 (as adjusted for the Reverse Stock Split, Triggering Event III (as defined in the Merger Agreement)), (iv) 1/6th on the date on which the Common Share Price is equal to or greater than $410.00 (as adjusted for the Reverse Stock Split, Triggering Event IV (as defined in the Merger Agreement)), (v) 1/6th on the date on which the Common Share Price is equal to or greater than $460.00 (as adjusted for the Reverse Stock Split, Triggering Event V (as defined in the Merger Agreement)), and (vi) 1/6th on the date on which the Common Share Price is equal to or greater than $510.00 (as adjusted for the Reverse Stock Split, Triggering Event VI (as defined in the Merger Agreement)), subject in each case to the executive officer’s continued employment through the applicable vesting date. The performance period for the RSUs expires on July 17, 2027.
(5)    On December 1, 2022, certain of the Company’s named executive officers along with other employees participated in the Company’s one-time offer to reprice eligible stock options (the “Offer”), which expired on December 1, 2022 (the “Repricing Date”). The executive officer elected to tender this option for repricing pursuant to the Offer. On the Repricing Date, pursuant to the terms of the Offer, this option (i) had its per share exercise price repriced, (ii) became 100% unvested, and (iii) received a modified vesting schedule (with a 1-year vesting cliff which expired on December 1, 2023 (the “Vesting Cliff Date”)). On the Vesting Cliff Date, a number of shares subject to the option vested equal to the number of shares subject to the option that would have been vested on the Vesting Cliff Date if the option had not been tendered for repricing (including shares subject to the option that were vested as of the Repricing Date and shares subject to the option which would have vested during the period commencing on the Repricing Date and ending on the Vesting Cliff Date). Following the Vesting Cliff Date, the option will continue to vest according to the vesting schedule applicable to the option prior to the Repricing Date.
(6)    Represents an option to purchase stock granted on February 19, 2021 subject to performance-based vesting conditions with an original strike price of $121.80, after the application of adjustments to reflect the impact of the Business Combination and the Reverse Stock Split. Subject to Mr. Davidson remaining an employee through the applicable measurement date, the shares subject to the option will vest in three equal tranches if Sonder achieves certain market capitalization targets prior to December 31, 2025, December 31, 2026, and December 31, 2027, respectively. If an applicable market capitalization target is not achieved by the applicable deadline date, the shares subject to such target will be forfeited at no cost to the Company. The market value targets may be equitably adjusted for any capitalization adjustments pursuant to the 2019 Plan as determined by the Board in its sole and absolute discretion. Mr. Davidson elected to tender this option for repricing pursuant to the Offer. On the Repricing Date, pursuant to the terms of the Offer, the option (i) had its per share exercise price repriced, and (ii) received a modified vesting schedule (with a 1-year vesting cliff which expired on December 1, 2023).
(7)    Represents the closing price of one share of the Company’s common stock on the Nasdaq Global Select Market on the Repricing Date, as adjusted for the Reverse Stock Split.
(8)    Represents shares subject to performance-based vesting conditions. These shares were issued upon the exercise of an option granted on November 15, 2019, which was fully exercised for 8,243,677 shares by Mr. Davidson on December 2, 2019 through the issuance of a promissory note to Sonder in the amount of $24.6 million. On January 14, 2022, prior to the closing of the Business Combination, Legacy Sonder repurchased 1,855,938 shares of common stock of Legacy Sonder held by Mr. Davidson (the equivalent of 136,281 shares of the Company’s common stock after adjusting for the impact of the Business Combination and the Reverse Stock Split), and the proceeds of such sale were used to completely extinguish Mr. Davidson’s promissory note to the Company, which had a total principal and accrued interest amount of $25,704,735.34 as of the date of the transaction. 149,885 of the shares subject to the award vested in 72 equal monthly installments starting on October 1, 2017, generally subject to Mr. Davidson’s continued employment through each applicable vesting date. 262,298 shares subject to the award vest upon the achievement of performance-based vesting conditions: 112,414 shares vest upon a liquidity event, 74,942 shares vest upon a financing event, and 74,942 shares vest if Sonder achieves a target stock price of $105.40 (as adjusted for the Reverse Stock Split) on or prior to November 15, 2026, subject to Mr. Davidson remaining an employee through such vesting date. The shares subject to the liquidity event vesting condition and financing event vesting condition vested in February 2021. The shares subject to time-based vesting fully vested in September 2023. The award agreement provides that if Mr. Davidson’s employment is terminated outside of the one year period following a “liquidity event” by the Company or a related entity other than for “cause”, death or disability, or by Mr. Davidson for “good reason”, one sixth (1/6) of the shares subject to time-based vesting under the award agreement (the Davidson Time-Based Shares), or such lesser number of Davidson Time-Based Shares as then remain outstanding and unvested, will fully vest. The vesting of all of the shares subject to this award was accelerated pursuant to the terms of the Separation Agreement (as defined below).
(9)    Represents an option to purchase common stock granted on March 16, 2023, which vests in equal monthly installments over a period of 4 years beginning on April 13, 2023, generally subject to Mr. Davidson’s continued employment through each vesting date.
(10)    Represents the closing price of one share of the Company’s common stock on the Nasdaq Global Select Market on the date of the grant, as adjusted for the Reverse Stock Split (where applicable).
(11)    Represents an option to purchase common stock granted pursuant to the 2023 Inducement Plan on March 16, 2023, which vests 25% on March 6, 2024 and vests in equal monthly installments on the 6th day of the month over a period of 36 months thereafter, generally subject to Mr. Bourgault’s continued employment through each applicable vesting date.
(12)    Represents an option to purchase common stock granted on September 12, 2023, which vests in equal monthly installments over a period of 4 years beginning on October 1, 2023, generally subject to Mr. Bourgault’s continued employment through each vesting date.
(13)    Represents an option to purchase common stock granted on August 3, 2017, after the application of adjustments to reflect the impact of the Business Combination and the Reverse Stock Split. This option vested 1/48th monthly beginning on May 1, 2017 and is 100% vested.
(14)    Represents the fair market value of a share of Legacy Sonder common stock on the date of the grant, as determined by the Legacy Board, as adjusted to reflect the impact of the Business Combination and the Reverse Stock Split.
(15)    Represents an option to purchase common stock granted on November 9, 2017, after the application of adjustments to reflect the impact of the Business Combination and the Reverse Stock Split. This option vested 1/48th monthly beginning on August 1, 2017 and is 100% vested.
(16)    Represents an option to purchase common stock granted on January 28, 2019, after the application of adjustments to reflect the impact of the Business Combination and the Reverse Stock Split. The option vested 25% on January 28, 2020, 1/48th on January 31, 2020, and thereafter vested 1/48th in equal monthly installments on the last day of the month. This option is 100% vested.
(17)    Represents an option to purchase common stock granted on January 28, 2019, after the application of adjustments to reflect the impact of the Business Combination and the Reverse Stock Split. This option vested 1/48th monthly beginning on February 1, 2018 and is 100% vested.
(18)    Represents an option to purchase common stock granted on January 28, 2019, after the application of adjustments to reflect the impact of the Business Combination and the Reverse Stock Split. This option vested 25% on December 14, 2019, 1/48th on December 31, 2019, and thereafter vested 1/48th in equal monthly installments on the last day of the month. This option is 100% vested.
(19)    Represents an option to purchase common stock granted on January 28, 2019, after the application of adjustments to reflect the impact of the Business Combination and the Reverse Stock Split. This option vested 25% on March 27, 2018, 1/48th on March 31, 2018, and thereafter vested 1/48th in equal monthly installments on the last day of the month. This option is 100% vested.

(20)    Represents an option to purchase common stock granted on November 15, 2019, after the application of adjustments to reflect the impact of the Business Combination and the Reverse Stock Split. This option vested 25% on August 13, 2020 and thereafter vested 1/48th in equal monthly installments. This option is 100% vested.
(21)    Represents an option to purchase common stock granted on February 7, 2020 with an original strike price of $57.00, after the application of adjustments to reflect the impact of the Business Combination and the Reverse Stock Split. Mr. Picard elected to tender this option for repricing pursuant to the Offer. This option vests 1/48th monthly beginning on March 4, 2020 (subject to a 12-month pause in vesting following the Repricing Date, which expired on the Vesting Cliff Date), generally subject to Mr. Picard’s continued employment through each vesting date.
(22)    Represents an option to purchase common stock granted on February 7, 2020 with an original strike price of $57.00, after the application of adjustments to reflect the impact of the Business Combination and the Reverse Stock Split. Mr. Picard elected to tender this option for repricing pursuant to the Offer. This option vested 25% on May 5, 2016, 1/48 on June 30, 2016, and thereafter vested 1/48th in equal monthly installments over a period of 36 months (subject to a 12 month pause in vesting following the Repricing Date, which expired on the Vesting Cliff Date). This option is 100% vested.
(23)    Represents an option to purchase common stock granted on June 18, 2020 with an original strike price of $60.00, after the application of adjustments to reflect the impact of the Business Combination and the Reverse Stock Split. Mr. Picard elected to tender this option for repricing pursuant to the Offer. This option was originally 100% vested on the grant date. Pursuant to the terms of the Offer, this option became 100% unvested on the Repricing Date and became 100% vested again on the Vesting Cliff Date.
(24)    Represents an option to purchase common stock granted on November 5, 2020 with an original strike price of $58.60, after the application of adjustments to reflect the impact of the Business Combination and the Reverse Stock Split. Mr. Picard elected to tender this option for repricing pursuant to the Offer. This option vested 25% on November 5, 2021 and thereafter vests in equal monthly installments over a period of 36 months (subject to a 12-month pause in vesting following the Repricing Date, which expired on the Vesting Cliff Date).
(25)    Represents an option to purchase common stock granted on February 19, 2021 with an original strike price of $121.80, after the application of adjustments to reflect the impact of the Business Combination and the Reverse Stock Split. Mr. Picard elected to tender this option for repricing pursuant to the Offer. This option vests 1/48th in equal monthly installments over a period of 48 months starting on March 1, 2021 (subject to a 12-month pause in vesting following the Repricing Date, which expired on the Vesting Cliff Date).
(26)    Represents an option to purchase common stock granted on November 11, 2021 with an original strike price of $164.60, after the application of adjustments to reflect the impact of the Business Combination and the Reverse Stock Split. Mr. Picard elected to tender this option for repricing pursuant to the Offer. This option vests 1/48th in equal monthly installments over a period of 48 months starting on October 1, 2021 (subject to a 12-month pause in vesting following the Repricing Date, which expired on the Vesting Cliff Date).
(27)    Represents an option to purchase common stock granted on August 16, 2022 with an original strike price of $51.00, after the application of adjustments to reflect the Reverse Stock Split. Mr. Picard elected to tender this option for repricing pursuant to the Offer. This option vests 1/48th in equal monthly installments over a period of 48 months starting on September 16, 2022 (subject to a 12-month pause in vesting following the Repricing Date, which expired on the Vesting Cliff Date).
(28)    Represents an option to purchase common stock granted on March 16, 2023. This option vests 1/48th in equal monthly installments over a period of 48 months starting on April 13, 2023, generally subject to Mr. Picard’s continued employment through each vesting date.
(29)    Represents an option to purchase common stock granted on September 12, 2023. This option vests 1/48th in equal monthly installments over a period of 48 months starting on October 1, 2023, generally subject to Mr. Picard’s continued employment through each vesting date.
(30)    Represents an option to purchase common stock granted pursuant to the 2023 Inducement Plan on September 12, 2023, which vests 25% on September 11, 2024 and vests in equal monthly installments on the 11th day of the month over a period of 36 months thereafter, generally subject to Ms. Potter’s continued employment through each applicable vesting date.

Named Executive Officer Employment Arrangements
We have entered into employment agreements or confirmatory offer letters setting forth the material terms and conditions of employment for certain of Sonder’s named executive officers, as described below.

Francis Davidson
Legacy Sonder entered into a confirmatory offer letter with Mr. Davidson, its former CEO, on September 14, 2021. Mr. Davidson’s offer letter provides for an annual base salary and eligibility to participate in Sonder’s employee benefit plans. Mr. Davidson’s annual base salary was increased to $550,000 in March 2025.
On June 24, 2025, Sonder and Mr. Davidson entered into a Separation Agreement and Release (the “Separation Agreement”). The Separation Agreement provides that, subject to the terms of the Separation Agreement, Mr. Davidson will receive: (i) cash payments in the aggregate amount of $2,200,000, less applicable withholdings (which amount is consistent with the amount of the “Cash Severance Benefit” Mr. Davidson otherwise would be eligible to receive under the Company’s Key Executive Change in Control and Severance Plan, dated October 7, 2021 (the “2021 Severance Plan”), payable in installments on the terms set forth in the Separation Agreement, (ii) additional cash payments in the aggregate amount of $32,730.51, less applicable withholdings (which amount is consistent with the amount of the “In-Lieu of COBRA Benefit” Mr. Davidson otherwise would be eligible to receive under the 2021 Severance Plan), payable in installments on the terms set forth in the Separation Agreement, (iii) full vesting acceleration of 74,492 early exercised shares subject to the performance-based option granted to Mr. Davidson on November 15, 2019, (iv) continued eligibility to vest in (A) up to 163,607 shares subject to time‑based RSUs granted on March 5, 2025, and (B) up to 280,468 shares subject to performance-based RSUs granted on March 5, 2025, for which the performance-based condition but not the time-based condition was achieved as of the date on which Mr. Davidson’s employment effectively terminated, in each case, on the terms set forth in the Separation Agreement, and (v) an additional cash payment in the amount of $15,000, less applicable withholdings, for fees incurred in connection with his Separation Agreement.

Dominique Bourgault
Mr. Bourgault entered into an offer letter with Sonder on February 23, 2023 in connection with his appointment as the Company’s Chief Financial Officer, effective March 6, 2023. Mr. Bourgault’s offer letter provided for (i) an annual base salary of $495,000, (ii) an initial grant of options to purchase 137,051 shares of common stock, which was granted on March 16, 2023, vesting over four years (vesting 25% after a one-year cliff and monthly thereafter), subject to Mr. Bourgault’s continued service, (iii) participation in the 2021 Severance Plan, and (iv) eligibility to participate in Sonder’s employee benefit plans. Mr. Bourgault resigned from the Company effective December 2, 2024. Following his resignation, all unvested options were cancelled and vested options are exercisable until the one-year anniversary of his resignation.

Martin Picard
Legacy Sonder entered into an employment agreement with Mr. Picard, its former Chief Real Estate Officer, which was effective on February 10, 2020. Mr. Picard’s offer letter provides for an annual base salary and eligibility to participate in Sonder’s employee benefit plans. Mr. Picard’s annual base salary was increased to $480,000 in March 2025. Mr. Picard resigned from the Company effective September 16, 2025. Following his resignation, all unvested RSUs were forfeited and all unvested options were cancelled. 23,205 vested options are exercisable until thirty (30) days after his resignation and the remaining vested options are exercisable until the one-year anniversary of his resignation.

Katherine E. Potter
Ms. Potter entered into an offer letter with Sonder on August 21, 2023 in connection with her appointment as the Company’s General Counsel, effective September 11, 2023. Ms. Potter’s offer letter provides for (i) an annual base salary of $450,000, (ii) an initial grant of options to purchase 1,200,000 shares of common stock, which was granted on September 12, 2023, vesting over four years (vesting 25% after a one-year cliff and monthly thereafter), subject to Ms. Potter’s continued service, (iii) participation in the Company’s 2023 Key Executive Change in Control and Severance Plan, dated September 12, 2023 (the “2023 Severance Plan” and together with the 2021 Severance Plan, the “Severance Plans”), and (iv) eligibility to participate in Sonder’s employee benefit plans. Ms. Potter resigned from the Company effective November 22, 2024. Following her resignation, all unvested options were cancelled and vested options are exercisable until the one-year anniversary of her resignation.

Michael Hughes
Mr. Hughes entered into an offer letter with Sonder on January 14, 2025 in connection with his appointment as the Company’s Chief Financial Officer, effective January 22, 2025. Mr. Hughes’ offer letter provided for (i) an annual base salary of $495,000, (ii) eligibility for an annual cash bonus plan with a target amount equal to 75% of base salary, (iii) an initial grant of 1,211,000 RSUs (30% subject to service conditions and 70% subject to performance and service conditions), which have not been granted and will be subject to Mr. Hughes’ continued service, (iv) participation in the 2023 Severance Plan, and (v) eligibility to participate in Sonder’s employee benefit plans. Mr. Hughes resigned from the Company effective August 15, 2025. Following his resignation, all unvested RSUs were forfeited.

Janice Sears
Ms. Sears entered into an offer letter with Sonder in connection with her appointment as the Company’s Interim Chief Executive Officer, effective June 24, 2025. Ms. Sears’ offer letter provides that, subject to the terms of the offer letter, Ms. Sears will receive during the period she serves as Interim Chief Executive Officer (which is not expected to exceed six months) (the “Term”), base salary in an amount equal to $60,000 per month, less applicable withholdings. Additionally, Ms. Sears will be eligible to receive the following equity awards, each under and subject to the terms of the 2021 Equity Incentive Plan and an award agreement thereunder:

•shortly following the commencement of the Term, an award of RSUs covering a number of shares of Sonder common stock having an approximate value of $175,000 (the “Sign-On RSUs”). The Sign-On RSUs will vest on the earlier of (A) the first anniversary of the date of grant, or (B) the date of the next annual meeting of Sonder’s stockholders following the date of grant, in each case, subject to Ms. Sears’s continued service to Sonder (or a subsidiary) through such date. The Sign-On RSUs will fully vest as of immediately prior to the consummation of a Change in Control (as defined in the 2021 Equity Incentive Plan), subject to Ms. Sears’s continued service to Sonder (or a subsidiary) through such date.
•an award of RSUs covering a number of shares having a value approximately equal to the product of (A) $66,667, multiplied by (B) the number of months for which she serves as Interim Chief Executive Officer (with proportionate proration for the final month of service as Interim Chief Executive Officer) (the “New Hire RSUs”). The New Hire RSUs will vest on the first anniversary of the end of the Term, subject to Ms. Sears’s continued service to Sonder (or a subsidiary) through such date. This award is expected to be granted shortly following the end of the Term unless, during the Term, she is terminated for “cause” (as defined in the offer letter).
During the Term, Ms. Sears will not be eligible to receive compensation in respect of her service as a director of Sonder (including under Sonder’s Outside Director Compensation Policy) and she will not be eligible to participate in either of the Severance Plans.

Executive Officer Severance Plans
Our named executive officers participate or have participated in either our 2021 Severance Plan or our 2023 Severance Plan, other than Ms. Sears who will not participate in the Severance Plans. The Severance Plans provide for the payment of specified severance pay and other benefits to eligible participants who incur qualifying terminations of employment and satisfy the terms and conditions of the Severance Plans.
The 2023 Severance Plan applies to eligible participants on or after May 1, 2023, which included Ms. Potter and Mr. Hughes. The 2021 Severance Plan applies to eligible participants prior to May 1, 2023, including Mr. Picard and which included Messrs. Davidson and Bourgault. The Severance Plans generally provide for a lump sum cash payment equal to an amount specified in the participant’s participation agreement, a lump sum cash payment in lieu of the continuation of healthcare coverage, and the acceleration of vesting for outstanding and unvested equity awards (collectively, the “Severance Benefits”). The Severance Benefits are subject to a qualifying termination of employment and an effective separation and release of claims agreement.

Employee Benefit Plans
Our named executive officers are entitled to participate in our equity incentive plans and are eligible to participate in our 401(k) plan on the same terms as all other employees during their employment. We do not maintain any supplemental health or welfare plans for our named executive officers.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Other than compensation arrangements for our directors and executive officers, which are described elsewhere in this Proxy Statement, the following is a description of each transaction since the beginning of the fiscal year ended December 31, 2024 and any currently proposed transaction in which:
•    we have been or are to be a participant;
•    the amounts involved exceeded or exceeds the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years; and
•    any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.
Registration Rights Agreement
At the closing of the Business Combination on January 18, 2022, pursuant to the Merger Agreement, the (i) Company, (ii) the Sponsor, HRM Holdings II, LLC and Randall Bort, Michael Cramer and Joseph Gatto, who were GM II independent directors prior to the closing of the Business Combination (collectively, the “Initial Stockholders”) and (iii) those Legacy Sonder stockholders who are a party to that certain Voting and Support Agreement, dated April 29, 2021 (collectively, “Legacy Sonder Supporting Stockholders” and, together with the Company and the Initial Stockholders, the “Registration Rights Holders”) entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Registration Rights Holders are entitled to certain registration rights with respect to (a) any (1) outstanding share of common stock or any Private Placement Warrants held by the Sponsor and issued at the date of closing of the Company’s initial public offering, (2) shares of common stock issued upon the conversion of the 9,897,715 shares of Class F Stock held by the members of Sponsor, and 25,000 shares of Class F Stock held by each of the Initial Stockholders (after the forfeiture of 1,277,285 shares of Class F Stock by the Sponsor prior to the completion of the Business Combination) (the “Founder Shares”) and upon exercise of the Private Placement Warrants, (3) shares of common stock issued as Earn Out Shares or issuable upon the conversion of any Earn Out Shares, in each case, held by the stockholders of Legacy Sonder prior to the Business Combination, (4) common stock issued or issuable upon conversion of the convertible promissory notes issued by Legacy Sonder to certain purchasers pursuant to the Note Purchase Agreement, dated March 12, 2021, as amended (the “Legacy Sonder Convertible Notes”) or upon exercise of the warrants issued pursuant to the Note Purchase Agreement, dated on or about March 12, 2021 between Legacy Sonder and the other parties thereto and (5) any other equity security of the Company issued or issuable with respect to any such share of common stock referred to in the foregoing clauses “(1)” through “(4)” by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, in each case held by such Registration Rights Holder, subject to certain limitations set forth in the Registration Rights Agreement.
Pre-Business Combination Relationships and Related Party Transactions of GM II

Registration Rights
Holders of the Founder Shares, Private Placement Warrants, and Public Warrants issued upon conversion of working capital loans, if any, have registration rights pursuant to the Registration Rights Agreement. The holders of these securities are entitled to make up to three demands that the Company register under the Securities Act the Public Warrants and the common stock underlying the Public Warrants and the Founder Shares. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed by the Company subsequent to its completion of the Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the Registration Rights Agreement provides that Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Earn Out Shares
In addition to the consideration paid at the closing of the Business Combination, holders of Legacy Sonder’s common stock, Series AA Common Exchangeable Preferred Shares of Sonder Canada Inc., and warrants of Legacy Sonder immediately prior to the effective time of the Business Combination (which holders include certain directors, officers and 5% holders of the Company’s capital stock) may receive their pro rata share of the Earn Out Shares as consideration as a result of the common stock achieving a Triggering Event certain benchmark share prices as contemplated by the Merger Agreement. If no Triggering Event occurs by July 17, 2027, no Earn Out Shares will be issued.

August 2024 Preferred Financing
On August 13, 2024, the Company entered into Securities Purchase Agreements (the “August 2024 Securities Purchase Agreements”) with certain qualified institutional buyers or accredited investors (the “August 2024 Preferred Financing”) relating to the purchase by such investors of an aggregate of 43.3 million shares of Series A Preferred Stock, in exchange for cash consideration in an aggregate amount of approximately $43.3 million. The sale of the Series A Preferred Stock pursuant to the August 2024 Securities Purchase Agreements took place in two tranches, with the first tranche, comprised of approximately 14.7 million shares of Series A Preferred Stock for an aggregate purchase price of approximately $14.7 million, which closed on August 13, 2024; and the second tranche, comprised of approximately 28.6 million shares of Series A Preferred Stock for an aggregate purchase price of approximately $28.6 million, which closed on November 10, 2024.
The August 2024 Securities Purchase Agreements grant the August 2024 Purchasers the right to purchase up to 25% of any Subsequent Financing within the next five years. The August 2024 Purchasers are entitled to participate on a pro-rata basis (determined by their proportionate participation in the August 2024 Preferred Financing) at a purchase price equal to 75% of the purchase price of any other investor in such Subsequent Financing. The August 2024 Securities Purchase Agreements require the Company to file a registration statement under the Securities Act within 30 calendar days of the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2024 and June 30, 2024 with respect to the resale of shares of common stock receivable upon conversion of the Series A Preferred Stock.
Affiliates of Atreides Management, LP, the beneficial owner of 9.1% of our common stock prior to the closing on August 13, 2024, Francis Davidson, the Company’s former CEO and a former member of the Board, and Sanjay Banker, a member of the Board, are parties to the August 2024 Securities Purchase Agreements and purchased approximately $15,000,000, $1,500,000, and $100,000, respectively, of shares of Series A Preferred Stock in the August 2024 Preferred Financing.
April 2025 Preferred Financing
On April 11, 2025, the Company entered into Securities Purchase Agreements (the “April 2025 Securities Purchase Agreements”) with certain qualified institutional buyers or accredited investors (the “April 2025 Preferred Financing”) relating to the purchase by such investors of an aggregate 17.98 million shares of Series A Preferred Stock, in exchange for cash consideration in an aggregate amount of approximately $17.98 million. The sale of the Series A Preferred Stock pursuant to the April 2025 Securities Purchase Agreements took place on April 11, 2025. Following receipt of the stockholder approval at the Special Meeting of Stockholders held on June 6, 2025 (the “2025 Special Meeting”), all 17.98 million shares of the Series A Preferred Stock are convertible into shares of common stock.

The April 2025 Securities Purchase Agreements require the Company to hold a special meeting of stockholders within 30 calendar days of the filing of the Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 10-K”) for the purpose of obtaining stockholder approval. The stockholder approval was obtained at the 2025 Special Meeting. The April 2025 Securities Purchase Agreements require the Company to file a registration statement under the Securities Act, within 30 calendar days of the filing of the 2024 10-K with respect to the resale of shares of common stock receivable upon conversion of the Series A Preferred Stock. The April 2025 Securities Purchase Agreements grant the April 2025 Purchasers the right to purchase up to 25% of any Subsequent Financing. The April 2025 Purchasers are entitled to participate on a pro-rata basis (determined by their proportionate participation in the April 2025 Preferred Financing) at a purchase price equal to 75% of the purchase price of any other investor in such Subsequent Financing. The April 2025 Securities Purchase Agreements also require the Company to file a registration statement under the Securities Act, within 30 calendar days of the filing of the 2024 10-K, with respect to the resale of shares of common stock receivable upon conversion of the Series A Preferred Stock.
Affiliates of Atreides Management, LP, the beneficial owner of more than 5% of our common stock, and Francis Davidson, the Company’s former CEO and a former member of the Board, are parties to the April 2025 Securities Purchase Agreements and purchased approximately $4,000,000 and $595,000, respectively, of the Series A Preferred Stock in the April 2025 Preferred Financing.
In connection with the April 2025 Preferred Financing, on April 11, 2025, the Company entered into Voting Support Agreements with stockholders representing approximately 58% of the Company’s outstanding voting power prior to the April 2025 Preferred Financing, pursuant to which the stockholder parties thereto agreed to, among other things, vote in favor of a proposal to approve the issuance of the shares of Company’s common stock issuable upon conversion of the Series A Preferred Stock in accordance with Rule 5635 of The Nasdaq Stock Market LLC and a proposal to increase the number of authorized shares of the Company’s common stock to 210,921,255 shares. The Voting Support Agreements terminated in accordance with its term following the completion of the 2025 Special Meeting. Francis Davidson, the Company’s former CEO and a former member of the Board, and Atreides Foundation Master Fund LP, the beneficial owner of more than 5% of our common stock, were parties to the Voting Support Agreements.
August 2025 Financing
On August 5, 2025, the Company entered into a Note and Warrant Purchase Agreement (the “2025 Note and Warrant Purchase Agreement”) with certain qualified institutional buyers or accredited investors, certain of whom are holders of shares of the Company’s Series A Preferred Stock, whereby the Company issued and sold $24.540 million of units (the “Units”), each comprised of (i) a senior secured promissory note and (ii) a warrant to purchase shares of the Company’s common stock at an exercise price of $1.50 per share (the “Warrants”, the shares underlying the Warrants, the “Warrant Shares”, and the offering of the Units, the “August 2025 Financing”). The sale of the Units pursuant to the 2025 Note and Warrant Purchase Agreement took place on August 5, 2025.
The 2025 Note and Warrant Purchase Agreement requires the Company to include proposals in a preliminary proxy statement on Schedule 14A filed no later than December 15, 2025, with a definitive proxy including such proposal distributed as soon as practicable, for the purpose of obtaining stockholder approval of (i) the issuance of the Warrant Shares as required by Rule 5635 of Nasdaq and (ii) an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock to allow for the issuance of the Warrant Shares (such approvals for the Nasdaq Proposal and the Share Increase Amendment Proposal collectively, the “Stockholder Approval”). The inclusion of Proposal No. 3 and Proposal No. 4 in this Proxy Statement, and obtaining such approvals, are intended to satisfy such obligations.
If the Company obtains the Stockholder Approval, the Warrants will be exercisable for shares of common stock until August 5, 2029. Subject to certain exceptions, the exercise price of the Warrants is subject to adjustment in the event of stock dividends, stock splits, stock combinations, reorganizations or similar events affecting the common stock, or in the event the Company is deemed to have sold any common stock or securities of the Company that would entitle the holder thereof to acquire Common Stock for a consideration per share less than a price equal to the exercise price of the Warrants in effect immediately prior to such issuance. Subject to limited exceptions, a holder of the Warrants will not have the right to exercise any portion of its Warrant if the holder (together with such holder’s affiliates, and any persons acting as a group together with such holder or any of such holder’s affiliates) would beneficially own a number of shares of common stock in excess of 4.99% of the shares of common stock then outstanding. At the holder’s option, upon notice to the Company, the holder may increase or decrease this beneficial ownership limitation not to exceed 19.99% of the shares of common stock then outstanding, with any such increase becoming effective upon 61 days’ prior notice to the Company. Under the Warrants, the Company is obligated to file a registration statement under the Securities Act, by no later than December 15, 2025 with respect to the resale of the Warrant Shares.
The Warrants, which are collectively exercisable for an aggregate of 21,196,402 shares of common stock, provide that, in the case of certain fundamental transactions (including reclassification or reorganization of common stock, merger or consolidation of the Company or sale of all or substantially all assets in connection with which the Company is dissolved), the holder of the Warrant receives, subject to specified exceptions, the right to purchase and receive the securities or other property (including cash) receivable upon such event as if the holder of the Warrant had exercised such Warrant immediately prior to such event.
Each of (i) Atreides Foundation Master Fund LP and (ii) an affiliate of Polar Asset Management Partners Inc., each of which is a beneficial owner of more than 5% of our common stock, is a party to the 2025 Note and Warrant Purchase Agreement and, with respect to Atreides Foundation Master Fund LP, acquired a senior secured promissory note relating to approximately $5,000,000 in aggregate principal amount and a Warrant to purchase 4,114,996 shares of common stock and, with respect to the affiliate of Polar Asset Management Partners Inc., acquired a senior secured promissory note relating to approximately $10,000,000 in aggregate principal amount and a Warrant to purchase 9,229,992 shares of common stock in the August 2025 Financing.
In connection with the August 2025 Financing, on August 5, 2025, the Company entered into Voting Support Agreements with stockholders representing a majority of the Company’s outstanding voting power at the time of the August 2025 Financing, pursuant to which the stockholder parties thereto agreed to, among other things, vote in favor of the Nasdaq Proposal and the Share Increase Amendment Proposal. Each of Atreides Foundation Master Fund LP and an affiliate of Polar Asset Management Partners Inc. is a party to the Voting Support Agreements.

Review, Approval, and Ratification of Transactions with Related Parties
The Board has adopted a written related person transactions policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and oversight of “related person transactions” (the “Related Person Transaction Policy”). For purposes of the Related Person Transaction Policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) or any proposed transaction, arrangement or relationship, in which the Company is a participant and in which any “related person” has, had or will have a direct or indirect material interest (as contemplated by Item 404(a) of Regulation S-K under the Exchange Act) and the aggregate amount involved exceeds One Hundred Twenty Thousand U.S. Dollars ($120,000).
Transactions involving compensation for services provided to the Company as an employee, consultant or director will not be considered related person transactions under this policy. For purposes of the Company’s policy, a related person is (i) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company; (ii) nominees for director of the Company; (iii) any person or entity known by the Company to be the beneficial owner of more than five percent (5%) of any class of the Company’s voting securities (each, a “5% Stockholder”); (iv) any immediate family member of any of the foregoing; or (v) affiliates of the Company (i.e., subsidiaries).
Under the Related Person Transaction Policy, each of the Company’s directors and executive officers (and, to the extent that they are otherwise employed by or affiliated with the Company, 5% Stockholders) will inform the Company’s General Counsel or their designee of any potential related person transactions of which they become aware. The Audit Committee will review (with management) on a periodic basis, and no less than quarterly, (i) any proposed related person transactions, or (ii) any related person transactions of which they have become aware and which have not previously been approved by the Audit Committee. The Audit Committee’s review will include, in each case, the terms, business purposes and proposed value of such transactions. After review, the Audit Committee will approve, ratify or disapprove such transactions. In certain limited situations the Chairperson of the Audit Committee may review and approve related person transactions if the aggregate amount involved in any such transaction, or series of related transactions, is expected to be less than Two Hundred Fifty Thousand U.S. Dollars ($250,000). Any such approval will be reported to the Audit Committee at its next regularly scheduled meeting.
To identify related person transactions in advance, the Company will rely on information supplied by the Company’s executive officers, directors, and certain significant stockholders.
In considering related person transactions, the Audit Committee will take into account the following factors, to the extent relevant to the related person transaction:
•whether the related person transaction is fair to the Company and on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;
•the extent of the related person’s interest in the transaction;
•whether there are business reasons for the Company to enter into the related person transaction;
•whether the related person transaction would impair the independence of an outside director, including the ability of any director to serve on a committee of the Board; and
•whether the related person transaction would present an improper conflict of interest for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or Related Person, the direct or indirect nature of the director’s, executive officer’s or related person’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.
The Related Person Transaction Policy grants standing pre-approval of certain transactions, including (1) certain compensation arrangements for our directors or executive officers, (2) transactions with another company at which a related person’s only relationship is as a non-executive employee, director or beneficial owner of less than 10% of that company’s shares, provided that the aggregate amount involved does not exceed the greater of $1,000,000 or 2% of such company’s total annual revenues and the transaction is on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances, (3) charitable contributions by us to a charitable organization, foundation or university at which a related person’s only relationship is as a non-executive employee or director, provided that the aggregate amount involved does not exceed the greater of $1,000,000 or 2% of such organization’s total annual receipts, (4) transactions where a related person’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis, and (5) any indemnification or advancement of expenses made pursuant to our organizational documents or any agreement. In addition to our Related Person Transaction Policy, our Audit Committee charter provides that our Audit Committee shall review and approve or disapprove any related person transactions.

HOUSEHOLDING OF PROXY MATERIALS
Unless we have received contrary instructions, the Company may send a single copy of the proxy statement to its stockholders who have the same address and last name.
Any of our stockholders sharing an address who are receiving multiple copies of this Proxy Statement may request delivery of a single copy of such documents by writing to us at ir@sonder.com. Each stockholder will continue to receive a separate proxy card. This procedure, called “householding,” will reduce the volume of duplicate information stockholders receive and reduce the Company’s printing and postage costs.
A copy of the 2024 Annual Report, as filed with the SEC on July 23, 2025, is also available without charge upon written request to Investor Relations, Sonder Holdings Inc., 447 Sutter Street Suite 405 #542, San Francisco, CA 94108 or by accessing a copy in the Investor Relations section of our website at investors.sonder.com under “Financials & Filings”.

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
The contents of this Proxy Statement and the sending thereof to the stockholders have been authorized by the Board.
By Order of the Board of Directors

Vanessa Barmack
General Counsel and Secretary
September 25, 2025
APPENDIX A

NEITHER THE ISSUANCE AND SALE OF THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE FOR HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT. THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 2 OF THIS WARRANT.

COMMON STOCK PURCHASE WARRANT

SONDER HOLDINGS INC.
Warrant Shares: [•] Expiration Date: August 5, 2029

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [•] or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date the Company obtains Stockholder Approval (as defined below) (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on August 5, 2029 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Sonder Holdings Inc., a Delaware corporation (the “Company”), up to [•] shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).
Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.
“Board of Directors” means the board of directors of the Company.
“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.
“Commission” means the United States Securities and Exchange Commission.
“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.
“Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock outstanding at such time, plus the number of shares of Common Stock issuable upon exercise of Options outstanding at such time or upon conversion of Convertible Securities (as defined below) outstanding at such time, regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company.
“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Market Price” means, with respect to any security, as of a particular date (the “Valuation Date”), the following: (i) if such security is then quoted on The NASDAQ Global Select Market (the “NASDAQGSM”), The New York Stock Exchange (“NYSE”), The NASDAQ Global Market (the “NASDAQGM”), Pink OTC Markets (the “OTC”) or any similar exchange, quotation system or association (each, a “Trading Market”), the arithmetic average of the daily volume weighted average prices, as reported by Bloomberg Financial L.P. (or a comparable service if unavailable), of one share of such security on the principal Trading Market for the period of five trading days consisting of the trading day immediately prior to the Valuation Date and the four trading days immediately prior to such date or (ii) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company, the fees and expenses of which shall be paid by the Company.
“Note Purchase Agreement” shall mean the Note and Warrant Purchase Agreement, dated as of August 5, 2025, by and among the Company and the investors thereto, as may be amended, restated, supplemented or otherwise modified from time to time.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Stockholder Approval” means the requisite stockholder approval under Section 5635 of the Nasdaq Stock Market LLC’s Listed Company Manual and the requisite stockholder approval to increase the number of authorized shares of Common Stock, as contemplated under the Note Purchase Agreement.
“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.
“Transfer Agent” means Computershare Trust Company, N.A., the current transfer agent of the Company, with a mailing address of 150 Royall Street, Canton, MA 02021, and any successor transfer agent of the Company.
Section 2. Exercise.
a.Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto as Exhibit A (the “Notice of Exercise”). By the date that is two Business Days following the date of receipt by the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”), the Holder will deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise, at its option, (i) by wire transfer of immediately available funds or (ii) by cashless exercise as set forth in Section 2(c); provided, however, in the event that the Holder has not delivered such aggregate Exercise Price by the Warrant Share Delivery Date, the Company will not be obligated to deliver such Warrant Shares until such payment is made. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares purchasable hereunder and the Warrant has been exercised in full, at which time, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Business Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares purchasable hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder by the number of Warrant Shares equal to the applicable number of Warrant Shares purchased in connection with such partial exercise. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this Section 2(a), following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.
b.Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $1.50, subject to adjustment hereunder (the “Exercise Price”).
c.Cashless Exercise. Notwithstanding anything to the contrary set forth herein, if at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of, the Warrant Shares to the Holder, then in lieu of paying the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer of immediately available funds pursuant to Section 2(a), the Holder may elect to exercise the purchase rights represented by this Warrant by authorizing the Company to withhold and not issue to the Holder, in payment of the Exercise Price thereof, a number of such Warrant Shares equal to the quotient of (i) the product of (A) number of Warrant Shares for which the Warrant is being exercised, multiplied by (B) the Exercise Price, divided by (ii) the Market Price on the Exercise Date (and such withheld Warrant Shares will no longer be issuable under the Warrant, and the Holder will not have any rights or be entitled to any payment with respect to such withheld Warrant Shares).
d.Mechanics of Exercise.
i.Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder or (B) this Warrant is being exercised via cashless exercise, and otherwise by book-entry of the Warrant Shares, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares set forth in the Notice of Exercise to the address specified by the Holder in such Notice of Exercise promptly, in no event later than the applicable Warrant Share Delivery Date. Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to the extent applicable under Delaware law to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within two Business Days following delivery of the Notice of Exercise. The Company agrees to maintain a transfer agent that is a participant in the Fast Automated Securities Transfer program so long as this Warrant remains outstanding and exercisable.
ii.Delivery of New Warrant Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.
iii.Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.
iv.Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of Warrant Shares with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v.No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.
vi.Charges, Taxes and Expenses. Issuance and delivery of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise required for same-day electronic delivery of the Warrant Shares.
vii.Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.
e.Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise all or any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance upon exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of the Warrant Shares which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination (other than to the extent that the information on the number of outstanding shares of Common Stock is provided by the Company, either directly or through one or more public filings relied upon by the Holder). In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder (which may be via e-mail), the Company shall within one trading day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any warrants, up to 19.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Warrant Shares issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of Warrant Shares upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this Section 2(e) shall be construed and implemented in a manner to make changes or supplements necessary or desirable to properly give effect to the Beneficial Ownership Limitation. The limitations contained in this Section 2(e) shall apply to a successor holder of this Warrant. If this Warrant is unexercisable as a result of the Holder’s Beneficial Ownership Limitation, the Company shall owe no alternate consideration to the Holder.
f.Registration Rights.
i.The Company agrees that as soon as practicable, but in no event later than December 15, 2025, it shall file with the Commission a registration statement for the registration, under the Securities Act of the shares of Common Stock issuable upon exercise of this Warrant (the “Registration Statement”), which may include registering such shares in the Registration Statement to be filed with the Commission by the Company to register shares of Common Stock acquired pursuant to transactions exempt from registration under the Securities Act. The Company shall use its commercially reasonable efforts to cause the same to become effective as soon as practicable thereafter, and in any event, no later than (A) 60 days after the of the filing of the Registration Statement if the Commission elects to review the registration statement or (B) the fifth business day after the Commission notifies the Company that it will not review or has completed its review of the registration statement and to maintain the effectiveness of such Registration Statement, and a current prospectus relating thereto, until the expiration of this Warrant in accordance with the provisions of this Agreement.
ii.Without limiting the foregoing, the Company will promptly respond to all Commission comments, inquiries and requests, and shall request acceleration of effectiveness of the Registration Statement at the earliest practicable date. The Company shall provide the Holder reasonable opportunity to review the portions of any such Registration Statement or amendment or supplement thereto containing disclosure regarding the Holder prior to filing.
iii.In the event that the Registration Statement has been declared effective by the Commission and, afterwards, any Holder’s ability to sell Warrant Shares registered for resale under the Registration Statement is suspended for any reason, including without limitation by reason of any suspension or stop order with respect to the Registration Statement or the fact that an event has occurred as a result of which the prospectus (including any supplements thereto) included in the Registration Statement then in effect includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, then the Company shall as promptly as is reasonably practicable cause such Registration Statement to again become effective under the Securities Act (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Registration Statement), and shall as promptly as reasonably practical amend or supplement the Registration Statement or the prospectus (including any supplements thereto) included in the Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Registration Statement or file an additional Registration Statement on Form S-3 or, if required by the terms hereof, Form S-1 (each, a “Subsequent Registration Statement”) registering the resale of all Registrable Securities. If a Subsequent Registration Statement is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof and (ii) keep such Subsequent Registration Statement continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act during the Registration Period (as defined below).
iv.All registration expenses in connection with any registration, qualification or compliance with registration pursuant to this Warrant shall be borne by the Company.
v.The Company shall use its commercially reasonable efforts to remain qualified for registration on Form S-3 or any comparable or successor form or forms, or in the event that the Company is ineligible to use such form, such form as the Company is eligible to use under the Securities Act, provided that if such other form is used, the Company shall convert such other form to a Form S-3 promptly after the Company becomes so eligible, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as the Registration Statement covering the Registrable Securities has been declared effective by the Commission.
vi.Certificates evidencing the Warrant Shares shall not contain any legend, (i) following any sale of such Warrant Shares pursuant to Rule 144 or (ii) if such Warrant Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions. If all or any portion of a Warrant is exercised at a time when the Warrant Shares may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission), then, upon delivery to the Issuer and its counsel of customary documentation and certifications by the holder of the Warrant Shares and its broker, such Warrant Shares shall be issued free of all legends. The Company agrees that following such time as such legend is no longer required under this Section 4.1(f), it will, no later two trading days following the delivery by the Holder to the Company or its transfer agent of a certificate representing Warrant Shares, as the case may be, issued with a restrictive legend and such customary documentation and certifications, deliver or cause to be delivered to the Holder a certificate or book-entry evidence representing such shares that is free from all restrictive and other legends.
vii.Notwithstanding the foregoing, to the extent that the obligations set forth in this Section 2(f) are not met due to the Company’s failure to timely file its Quarterly Reports on Form 10-Q or Annual Reports on Form 10-K, such failure to comply will be deemed waived by the Holder, provided that the Company timely makes such filings by the applicable date in accordance with Section 8(a) of the Note Purchase Agreement.
Section 3. Certain Adjustments.
a.Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any Warrant Shares issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant remains unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.
b.Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).
c.Fundamental Transaction. In case of any reclassification or reorganization of the outstanding shares of Common Stock (other than a change under Section 3(a) or Section 3(b) hereof or that solely affects the par value of such shares of Common Stock), or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the Holder would have received if the Holder had exercised this Warrant immediately prior to such event (the “Alternative Issuance”); provided, however, that (i) if the holders of the shares of Common Stock were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets constituting the Alternative Issuance for which the Warrant shall become exercisable shall be deemed to be the weighted average of the kind and amount received per share by the holders of the shares of Common Stock in such consolidation or merger that affirmatively make such election, and (ii) if a tender, exchange or redemption offer shall have been made to and accepted by the holders of the shares of Common Stock under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act (or any successor rule)) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act (or any successor rule)) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act (or any successor rule)) more than 50% of the outstanding shares of Common Stock, the Holder shall be entitled to receive as the

Alternative Issuance, the highest amount of cash, securities or other property to which such holder would actually have been entitled as a stockholder if the Holder had exercised this Warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the shares of Common Stock held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in this Section 3; provided, further, that if less than 80% of the consideration receivable by the holders of the shares of Common Stock in the applicable event is payable in the form of common stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the Holder properly exercises the Warrant within thirty (30) days following the public disclosure of the consummation of such applicable event by the Company pursuant to a Current Report on Form 8-K filed with the Commission, the Exercise Price shall be reduced by an amount (in dollars) equal to the difference of (i) the Exercise Price in effect prior to such reduction minus (ii) (A) the Per Share Consideration (as defined below) (but in no event less than zero) minus (B) the Black-Scholes Warrant Value (as defined below). The “Black-Scholes Warrant Value” means the value of the Warrant immediately prior to the consummation of the applicable event based on the Black-Scholes Warrant Model for a Capped American Call on Bloomberg. For purposes of calculating such amount, (1) the price of each share of Common Stock shall be the volume weighted average price of the Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the effective date of the applicable event, (2) the assumed volatility shall be the greater of 80% and the thirty (30) day volatility obtained from the HVT function on Bloomberg determined as of the trading day immediately prior to the day of the announcement of the applicable event, and (3) the assumed risk-free interest rate shall correspond to the U.S. Treasury rate for a period equal to the remaining term of the Warrant. “Per Share Consideration” means (i) if the consideration paid to holders of the shares of Common Stock consists exclusively of cash, the amount of such cash per share of Common Stock, and (ii) in all other cases, the volume weighted average price of the Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the effective date of the applicable event. The provisions of this Section 3(c) shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers. In no event will the Exercise Price be reduced to less than the par value per share issuable upon exercise of the Warrant.
d.Subsequent Equity Sales. If at any time while this Warrant is outstanding (such period, the “Adjustment Period”), the Company issues, sells, enters into an agreement to sell, or grants any option to purchase, or sells, enters into an agreement to sell, or grants any right to reprice, or otherwise disposes of or issues (or announces any offer, sale, grant, or any option to purchase or other disposition), or, in accordance with this Section 3(d), is deemed to have issued or sold, any Common Stock or Common Stock Equivalents for a consideration per share (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale (such Exercise Price then in effect is referred to as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount (the “New Exercise Price”) equal to the product of (i) the Exercise Price in effect immediately prior to such Dilutive Issuance and (ii) the quotient determined by dividing (I) the sum of (1) the product derived by multiplying the Exchange Rate in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (2) the consideration, if any, received by the Company upon such Dilutive Issuance, by (II) the product derived by multiplying (1) the Exercise Price in effect immediately prior to such Dilutive Issuance by (2) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance (such resulting price, the “Base Share Price”) (except that no adjustments shall be made under this Section 3(d) in respect of an Exempt Issuance (as defined below)). For all purposes of the foregoing, the following shall be applicable:
i.Issuance of Options. If, during the Adjustment Period, the Company in any manner grants or sells any options to purchase Common Stock (“Options”) and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise, or exchange of any convertible securities (“Convertible Securities”) issuable upon exercise of any such Option (such Common

Stock issuable upon such exercise of any Option or upon conversion, exercise, or exchange of any Convertible Securities, the “Convertible Securities Shares”) is less than the Applicable Price, then such Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 3(d)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise, or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to (A) the sum of (1) the lowest amount of consideration (if any) received or receivable by the Company with respect to any one Convertible Securities Share upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise, or exchange of any Convertible Security issuable upon exercise of such Option and (2) the lowest exercise price set forth in such Option for which one Convertible Securities Share is issuable upon the exercise of any such Option or upon conversion, exercise, or exchange of any Convertible Securities issuable upon exercise of any such Option, minus (B) the sum of all amounts paid or payable to the holder of such Option (or any other Person), with respect to any one Convertible Securities Share, upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise, or exchange of any Convertible Security issuable upon exercise of such Option plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person), with respect to any one Convertible Securities Share. Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such Convertible Securities Share or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Convertible Securities Share upon conversion, exercise, or exchange of such Convertible Securities. (ii)
ii.Issuance of Convertible Securities. If, during the Adjustment Period, the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one Convertible Securities Share is issuable upon the conversion, exercise, or exchange thereof is less than the Applicable Price, then such Convertible Securities Share shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 3(d)(ii), the “lowest price per share for which one Convertible Securities Share is issuable upon the conversion, exercise or exchange thereof” shall be equal to (A) the sum of (1) the lowest amount of consideration (if any) received or receivable by the Company with respect to one Convertible Securities Share upon the issuance or sale of the Convertible Security and upon conversion, exercise, or exchange of such Convertible Security and (2) the lowest conversion price set forth in such Convertible Security for which one Convertible Securities Share is issuable upon conversion, exercise, or exchange thereof, minus (B) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person), with respect to any one Convertible Securities Share, upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person), with respect to any one Convertible Securities Share. Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such Convertible Securities Share upon conversion, exercise, or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Exercise Price has been or is to be made pursuant to other provisions of this Section 3(d)(ii), except as contemplated below, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.
iii.Change in Option Price or Rate of Conversion. If, during the Adjustment Period, the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise, or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with any event similar to those contemplated by Section 3(a), 3(b) or 3(e)), then the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued, or sold. For purposes of this Section 3(d)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Convertible Securities Share deemed issuable upon exercise, conversion, or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 3(d)(iii) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.
iv.Calculation of Consideration Received. If, during the Adjustment Period, any Option or Convertible Security is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (the “Primary Security,” and such Option or Convertible Security, the “Secondary Securities” and together with the Primary Security, each a “Unit”), together comprising one integrated transaction, the aggregate consideration per share with respect to such Primary Security shall be deemed to be equal to the difference of (x) the lowest price per share for which one share of Common Stock was issued (or was deemed to be issued pursuant to Section 3(b)(i) or 3(b)(ii) above, as applicable) in such integrated transaction solely with respect to such Primary Security, minus (y) with respect to such Secondary Securities, the sum of the fair market value of each such Option, or Convertible Security, if any, in each case, as determined on a per share basis in accordance with this Section 3(d)(iv). If any Common Shares, Options, or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount of cash received by the Company therefor. If any Common Shares, Options, or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair market value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any Common Stock, Options, or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Shares, Options or Convertible Securities (as the case may be). The fair market value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder in good faith. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair market value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

v.Exempt Issuances. “Exempt Issuance” means (i) the issuance of Common Stock, options, restricted share units, performance share units or other securities to employees, officers or directors of the Company or any of its subsidiaries pursuant to any share or option plan or other written agreement duly adopted for such purpose by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company or any of its subsidiaries, (ii) the issuance of Common Stock pursuant to an at-the-market offering, or (iii) the issuance by the Company of shares of convertible preferred stock on or prior to the date that is 180 days after the date hereof (the “Convertible Preferred Stock Issuance”) so long as the conversion price therefor is equal to or greater than $1.00 per share of Common Stock.
e.Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).
f.Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.
g.Adjustment to Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrants is adjusted, the Exercise Price shall be adjusted (to the nearest cent) by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.
h.Other Events. In case any event shall occur affecting the Company as to which none of the provisions of the preceding subsections of this Section 3 are strictly applicable, but which would require an adjustment to the terms of the Warrants in order to (i) avoid an adverse impact on the Warrants and (ii) effectuate the intent and purpose of this Section 3, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the rights represented by the Warrants is necessary to effectuate the intent and purpose of this Section 3 and, if they determine that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the terms of the Warrants in a manner that is consistent with any adjustment recommended in such opinion. For the avoidance of doubt, any expenses incurred in connection with this subsection 3(h) shall be borne solely by the Company.
Section 4. Transfer of Warrant.

a.Transferability. This Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer; provided, however, that in the event that this Warrant surrendered for transfer bears a restrictive legend, the Company shall not cancel this Warrant and issue new Warrants in exchange therefor until the Company, based on the advice of counsel, determines that such transfer may be made in compliance with applicable laws. Unless otherwise determined by the Company, based on the advice of counsel, such new Warrants shall bear the same restrictive legends as were on the surrendered Warrants. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) trading days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued. No service charge shall be made for any exchange or registration of transfer of Warrants.
b.New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.
c.Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.
Section 5. Miscellaneous.
a.No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2, except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(a) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.
b.Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c.Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.
d.Authorized Shares. The Company covenants that, during the period the Warrant is outstanding and exercisable, it will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).
Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.
Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.
e.Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or their respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit, or proceeding to enforce any provision of this Warrant, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for their reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
f.Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.
g.Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies.
h.Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at 447 Sutter St., Suite 405 #542, San Francisco, California, Attention: Corporate Secretary, Email: [***]@sonder.com, or such other email address or address as the Company may specify for such purposes by notice to the Holders. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address or address of such Holder appearing on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next trading day after the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section on a day that is not a trading day or later than 5:30 p.m. (New York City time) on any trading day, (iii) the second trading day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.
i.Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any share of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
j.Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.
k.Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.
l.Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company, on the one hand, and the Required Investors (as defined in the Note Purchase Agreement), on the other hand.

m.Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.
n.Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.
********************
(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.
SONDER HOLDINGS INC.
By:__________________________________________
Name:
Title:

            EXHIBIT A
NOTICE OF EXERCISE

TO: SONDER HOLDINGS INC.

(1)The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3)Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:
_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity: _____________________________________________________________
Signature of Authorized Signatory of Investing Entity: _______________________________________
Name of Authorized Signatory: ________________________________________________________
Title of Authorized Signatory: __________________________________________________________
Date: ______________________________________________________________________________

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)
FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:                     _________________________________
(Please Print)

Address:                    _________________________________
(Please Print)

Phone Number: _________________________________

Email Address: _________________________________

Dated: _______________ __, ______

Holder’s Signature:

Holder’s Address: _____________________
APPENDIX B

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SONDER HOLDINGS INC.

Sonder Holdings Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), does hereby certify that:
1.The name of the Company is Sonder Holdings Inc.
2.This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Company’s Certificate of Incorporation, as amended, and any amendments thereto (the “Certificate of Incorporation”), last amended by a Certificate of Amendment of Amended and Restated Certificate of Incorporation filed with the Secretary of State on December 23, 2024.
3.The first paragraph of Article IV of the Certificate of Incorporation is hereby amended to read in its entirety as set forth below:
“The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Company is authorized to issue is 487,921,255 shares, consisting of (a) 237,921,255 shares of General Common Stock (the “General Common Stock”), including (i) 235,921,255 shares of Common Stock (the “Common Stock”), and (ii) 2,000,000 shares of Special Voting Common Stock (the “Special Voting Common Stock”), and (b) 250,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).”
4.This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5.All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this day of , 2025.

                    SONDER HOLDINGS INC.
By:__________________________________________
Name:
Title:

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 5, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SOND2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 5, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80218-P38414 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SONDER HOLDINGS INC.

The Board of Directors recommends you vote "FOR" all of the nominees for director:

	For All	Withhold All	For All Except
1. The election of the following director nominees to serve on the Board of Directors of Sonder Holdings Inc. (the "Company") as Class I directors until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Paul Aronzon
02) Jeffrey Stein

The Board of Directors recommends you vote "FOR" each of the following proposals:

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). **If no direction is made, this proxy will be voted "FOR" all the nominees for director in Proposal 1 and each of Proposals 2, 3, 4 and 5.** If any other matters properly come before the meeting or any adjournment or postponement thereof, the persons named in this proxy will vote in their discretion.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as Joint tenants, all parties in the joint tenancy must sign. If a signer or corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V80219-P38414

SONDER HOLDINGS INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
November 6, 2025, 11:00 a.m., Eastern Time
Virtually via the Internet at www.virtualshareholdermeeting.com/SOND2025

The undersigned stockholder(s) hereby appoint(s) Janice Sears and Vanessa Barmack, or either of them, as proxies of the undersigned, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock, special voting common stock, and Series A preferred stock of Sonder Holdings Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m., Eastern Time, on November 6, 2025, virtually by visiting www.virtualshareholdermeeting.com/SOND2025, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND "FOR" EACH OF PROPOSALS 2, 3, 4 and 5. The proxy holders will vote, in their discretion, on any other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE